Document and Entity Information	3 Months Ended
Feb. 26, 2012
Document and Entity Information [Abstract]
Entity Registrant Name	LEVI STRAUSS & CO
Entity Central Index Key	0000094845
Document Type	S-4
Document Period End Date	Feb 26, 2012
Amendment Flag	false
Entity Filer Category	Non-accelerated Filer

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Feb. 26, 2012	Nov. 27, 2011	Nov. 28, 2010
Current Assets:
Cash and cash equivalents	$ 238,320	$ 204,542	$ 269,726
Trade receivables, net of allowance for doubtful accounts of $25,324, $22,684 and $24,617 for 2012, 2011 and 2010 respectively	533,364	654,903	553,385
Inventories:
Raw materials	7,422	7,086	6,770
Work-in-process	7,725	9,833	9,405
Finished goods	625,530	594,483	563,728
Total inventories	640,677	611,402	579,903
Deferred tax assets, net	99,162	99,544	137,892
Other current assets	173,317	172,830	110,226
Total current assets	1,684,840	1,743,221	1,651,132
Property, plant and equipment, net of accumulated depreciation of $764,227 $731,859 and $683,258 for 2012, 2011 and 2010 respectively	485,849	502,388	488,603
Goodwill	241,297	240,970	241,472
Other intangible assets, net	69,328	71,818	84,652
Non-current deferred tax assets, net	610,445	613,161	559,053
Other non-current assets	118,759	107,997	110,337
Total assets	3,210,518	3,279,555	3,135,249
Current Liabilities:
Short-term debt	114,075	154,747	46,418
Current maturities of capital leases	1,355	1,714	1,777
Accounts payable	214,520	204,897	212,935
Other accrued liabilities	216,535	256,316	275,443
Accrued salaries, wages and employee benefits	171,766	235,530	196,152
Accrued interest payable	36,775	9,679	9,685
Accrued income taxes	18,073	9,378	17,115
Total current liabilities	773,099	872,261	759,525
Long-term debt	1,814,258	1,817,625	1,816,728
Long-term capital leases	1,906	1,999	3,578
Postretirement medical benefits	137,025	140,108	147,065
Pension liability	395,722	427,422	400,584
Long-term employee related benefits	81,223	75,520	102,764
Long-term income tax liabilities	43,126	42,991	50,552
Other long-term liabilities	54,444	51,458	54,281
Total liabilities	3,300,803	3,429,384	3,335,077
Commitments and contingencies
Temporary equity	6,205	7,002	8,973
Levi Strauss & Co. stockholders' deficit
Common stock - $.01 par value; 270,000,000 shares authorized; 37,354,021 shares issued, 37,354,021 shares outstanding on 26 Feb 2012 and 27 Nov 2011 and 37,322,358 shares outstanding on 28 Nov 2010 respectively	374	374	373
Additional paid-in capital	31,262	29,266	18,840
Retained earnings	199,523	150,770	33,346
Accumulated other comprehensive loss	(336,156)	(346,002)	(272,168)
Total Levi Strauss & Co. stockholders' deficit	(104,997)	(165,592)	(219,609)
Noncontrolling interest	8,507	8,761	10,808
Total stockholders' deficit	(96,490)	(156,831)	(208,801)
Total liabilities, temporary equity and stockholders' deficit	$ 3,210,518	$ 3,279,555	$ 3,135,249

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Feb. 26, 2012	Nov. 27, 2011	Nov. 28, 2010
ASSETS
Net of accumulated depreciation	$ 764,227	$ 731,859	$ 683,258
Current Assets:
Net of allowance for doubtful accounts	$ 25,324	$ 22,684	$ 24,617
Levi Strauss & Co. stockholders' deficit
Common stock, par value	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	270,000,000	270,000,000	270,000,000
Common stock, shares issued	37,354,021	37,354,021	37,322,358
Common stock, shares outstanding	37,354,021	37,354,021	37,322,358

Consolidated Statements of Income (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Feb. 26, 2012	Feb. 27, 2011	Nov. 27, 2011	Nov. 28, 2010	Nov. 29, 2009
Consolidated Statements of Income [Abstract]
Net sales			$ 4,674,426	$ 4,325,908	$ 4,022,854
Licensing revenue			87,140	84,741	82,912
Net revenues	1,164,961	1,120,693	4,761,566	4,410,649	4,105,766
Cost of goods sold	616,167	562,726	2,469,327	2,187,726	2,132,361
Gross profit	548,794	557,967	2,292,239	2,222,923	1,973,405
Selling, general and administrative expenses	438,583	459,093	1,955,846	1,841,562	1,595,317
Operating income	110,211	98,874	336,393	381,361	378,088
Interest expense	(38,573)	(34,866)	(132,043)	(135,823)	(148,718)
Loss on early extinguishment of debt			(248)	(16,587)
Other income (expense), net	1,172	(5,959)	(1,275)	6,647	(39,445)
Income before income taxes	72,810	58,049	202,827	235,598	189,925
Income tax expense	23,513	18,881	67,715	86,152	39,213
Net income	49,297	39,168	135,112	149,446	150,712
Net (income) loss attributable to noncontrolling interest	(79)	1,507	2,841	7,057	1,163
Net income attributable to Levi Strauss & Co.	$ 49,218	$ 40,675	$ 137,953	$ 156,503	$ 151,875

Consolidated Statements of Stockholders' Deficit and Comprehensive Income (USD $) In Thousands	Total	Common Stock	Additional Paid-in Capital	Accumulated Earnings (Deficit)	Accumulated Other Comprehensive Loss	Noncontrolling Interest
Balance Beginning at Nov. 30, 2008	$ (331,535)	$ 373	$ 53,057	$ (275,032)	$ (127,915)	$ 17,982
Net income (loss)	150,712			151,875		(1,163)
Other comprehensive (loss) income (net of tax)	(120,058)				(121,952)	1,894
Total comprehensive income	30,654
Stock-based compensation and dividends, net	6,476		6,476
Cash dividend paid	(20,979)		(20,001)			(978)
Balance Ending at Nov. 29, 2009	(315,384)	373	39,532	(123,157)	(249,867)	17,735
Net income (loss)	149,446			156,503		(7,057)
Other comprehensive (loss) income (net of tax)	(22,171)				(22,301)	130
Total comprehensive income	127,275
Stock-based compensation and dividends, net	(601)		(601)
Repurchase of common stock	(78)		(78)
Cash dividend paid	(20,013)		(20,013)
Balance Ending at Nov. 28, 2010	(208,801)	373	18,840	33,346	(272,168)	10,808
Net income (loss)	135,112			137,953		(2,841)
Other comprehensive (loss) income (net of tax)	(73,040)				(73,834)	794
Total comprehensive income	62,072
Stock-based compensation and dividends, net	10,410	1	10,436	(27)
Repurchase of common stock	(489)		(10)	(479)
Cash dividend paid	(20,023)			(20,023)
Balance Ending at Nov. 27, 2011	$ (156,831)	$ 374	$ 29,266	$ 150,770	$ (346,002)	$ 8,761

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Feb. 26, 2012	Feb. 27, 2011	Nov. 27, 2011	Nov. 28, 2010	Nov. 29, 2009
Cash Flows from Operating Activities:
Net income	$ 49,297	$ 39,168	$ 135,112	$ 149,446	$ 150,712
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	31,218	28,390	117,793	104,896	84,603
Asset impairments	58	596	5,777	6,865	16,814
Gain on disposal of property, plant and equipment	(88)	(59)	(2)	(248)	(175)
Unrealized foreign exchange (gains) losses	(1,639)	6,650	(5,932)	(17,662)	14,657
Realized loss on settlement of forward foreign exchange contracts not designated for hedge accounting	3,485	5,723	9,548	16,342	50,760
Employee benefit plans' amortization from accumulated other comprehensive loss	373	793	(8,627)	3,580	(19,730)
Employee benefit plans' curtailment (gain) loss, net	(773)	(16)	129	106	1,643
Noncash loss (gain) on extinguishment of debt, net of write-off of unamortized debt issuance costs			226	(13,647)
Amortization of deferred debt issuance costs	1,110	1,058	4,345	4,332	4,344
Stock-based compensation	1,214	1,841	8,439	6,438	7,822
Allowance for doubtful accounts	2,919	3,028	4,634	7,536	7,246
Deferred income taxes			16,153	31,113	(5,128)
Change in operating assets and liabilities:
Trade receivables	118,185	87,388	(116,003)	(30,259)	27,568
Inventories	(29,961)	(43,962)	(6,848)	(148,533)	113,014
Other current assets	(17,713)	3,313	(39,231)	(20,131)	5,626
Other non-current assets	(1,744)	(5,350)	4,780	(7,160)	(11,757)
Accounts payable and other accrued liabilities	26,711	(11,799)	(55,300)	39,886	(58,185)
Income tax liabilities	11,764	3,799	(15,242)	6,330	(3,377)
Accrued salaries, wages and employee benefits and long-term employee related benefits	(90,766)	(74,259)	(55,846)	(12,128)	6,789
Other long-term liabilities	1,049	(359)	(2,358)	19,120	(4,452)
Other, net	94	83	301	52	(11)
Net cash provided by operating activities	104,793	46,026	1,848	146,274	388,783
Cash Flows from Investing Activities:
Purchases of property, plant and equipment	(17,291)	(40,498)	(130,580)	(154,632)	(82,938)
Proceeds from sale of property, plant and equipment	117	76	171	1,549	939
Payments on settlement of forward foreign exchange contracts not designated for hedge accounting	(3,485)	(5,723)	(9,548)	(16,342)	(50,760)
Acquisitions, net of cash acquired				(12,242)	(100,270)
Other			(1,000)	(114)
Net cash used for investing activities	(20,659)	(46,145)	(140,957)	(181,781)	(233,029)
Cash Flows from Financing Activities:
Proceeds from issuance of long-term debt				909,390
Repayments of long-term debt and capital leases	(458)	(456)	(1,848)	(866,051)	(72,870)
Proceeds from senior revolving credit facility	50,000		305,000
Repayments of senior revolving credit facility	(110,000)		(213,250)
Short-term borrowings, net	7,754	(2,261)	19,427	27,311	(2,704)
Debt issuance costs	(51)		(7,307)	(17,546)
Restricted cash	(305)	618	(3,803)	(700)	(602)
Repurchase of common stock	(479)	(245)	(489)	(78)
Dividends to noncontrolling interest shareholders					(978)
Dividend to stockholders		(20,023)	(20,023)	(20,013)	(20,001)
Net cash provided by (used for) financing activities	(53,539)	(22,367)	77,707	32,313	(97,155)
Effect of exchange rate changes on cash and cash equivalents	3,183	1,873	(3,782)	2,116	1,393
Net (decrease) increase in cash and cash equivalents	33,778	(20,613)	(65,184)	(1,078)	59,992
Beginning cash and cash equivalents	204,542	269,726	269,726	270,804	210,812
Ending cash and cash equivalents	238,320	249,113	204,542	269,726	270,804
Cash paid during the period for:
Interest	5,796	5,009	129,079	147,237	135,576
Income taxes	$ 4,077	$ 11,933	$ 56,229	$ 52,912	$ 56,922

Significant Accounting Policies	3 Months Ended	12 Months Ended
	Feb. 26, 2012	Nov. 27, 2011
Significant Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES

NOTE 1:    SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Levi Strauss & Co. (the “Company”) is one of the world’s leading branded apparel companies. The Company designs and markets jeans, casual and dress pants, tops, shorts, skirts, jackets, footwear and related accessories, for men, women and children under the Levi’s®, Dockers ®, Signature by Levi Strauss & Co.™ and Denizen ® brands. The Company markets its products in three geographic regions: Americas, Europe and Asia Pacific.

Basis of Presentation and Principles of Consolidation

The unaudited consolidated financial statements of the Company and its wholly-owned and majority-owned foreign and domestic subsidiaries are prepared in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”) for interim financial information. In the opinion of management, all adjustments necessary for a fair statement of the financial position and the results of operations for the periods presented have been included. These unaudited consolidated financial statements should be read in conjunction with the audited consolidated financial statements of the Company for the year ended November 27, 2011, included in the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission (“SEC”) on February 7, 2012.

The unaudited consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany transactions have been eliminated. Management believes the disclosures are adequate to make the information presented herein not misleading. The results of operations for the three months ended February 26, 2012, may not be indicative of the results to be expected for any other interim period or the year ending November 25, 2012.

The Company’s fiscal year ends on the last Sunday of November in each year, although the fiscal years of certain foreign subsidiaries end on November 30. Each quarter of both fiscal years 2012 and 2011 consists of 13 weeks. All references to years relate to fiscal years rather than calendar years.

Subsequent events have been evaluated through the issuance date of these financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and the related notes to consolidated financial statements. Estimates are based upon historical factors, current circumstances and the experience and judgment of the Company’s management. Management evaluates its estimates and assumptions on an ongoing basis and may employ outside experts to assist in its evaluations. Changes in such estimates, based on more accurate future information, or different assumptions or conditions, may affect amounts reported in future periods.

Recently Issued Accounting Standards

There have been no developments to recently issued accounting standards, including the expected dates of adoption and estimated effects on the Company’s consolidated financial statements, from those disclosed in the Company’s 2011 Annual Report on Form 10-K.

NOTE 1:     SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Levi Strauss & Co. (the “Company”) is one of the world’s leading branded apparel companies. The Company designs and markets jeans, casual and dress pants, tops, shorts, skirts, jackets, footwear and related accessories, for men, women and children under the Levi’s®, Dockers ®, Signature by Levi Strauss & Co.™ and Denizen® brands. The Company markets its products in three geographic regions: Americas, Europe and Asia Pacific.

Basis of Presentation and Principles of Consolidation

The consolidated financial statements of the Company and its wholly-owned and majority-owned foreign and domestic subsidiaries are prepared in conformity with generally accepted accounting principles in the United States (“U.S. GAAP”). All significant intercompany balances and transactions have been eliminated. The Company is privately held primarily by descendants of the family of its founder, Levi Strauss, and their relatives.

The Company’s fiscal year ends on the last Sunday of November in each year, although the fiscal years of certain foreign subsidiaries end on November 30. Each quarter of fiscal years 2011, 2010 and 2009 consists of 13 weeks. All references to years relate to fiscal years rather than calendar years.

Subsequent events have been evaluated through the issuance date of these financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and the related notes to consolidated financial statements. Estimates are based upon historical factors, current circumstances and the experience and judgment of the Company’s management. Management evaluates its assumptions and estimates on an ongoing basis and may employ outside experts to assist in its evaluations. Changes in such estimates, based on more accurate future information, or different assumptions or conditions, may affect amounts reported in future periods.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. Cash equivalents are stated at fair value.

Restricted Cash

Restricted cash primarily relates to required cash deposits for customs and rental guarantees to support the Company’s international operations. Restricted cash is included in “Other current assets” and “Other non-current assets” on the consolidated balance sheets.

Accounts Receivable, Net

The Company extends credit to its wholesale customers that satisfy pre-defined credit criteria. Accounts receivable, which include receivables related to the Company’s net sales and licensing revenues, are recorded net of an allowance for doubtful accounts. The Company estimates the allowance for doubtful accounts based upon an analysis of the aging of accounts receivable at the date of the consolidated financial statements, assessments of collectability based on historic trends, customer-specific circumstances, and an evaluation of economic conditions. Actual write-off of receivables may differ from estimates due to changes in customer and economic circumstances.

Inventory Valuation

The Company values inventories at the lower of cost or market value. Inventory cost is determined using the first-in first-out method. The Company includes product costs, labor and related overhead, sourcing costs, inbound freight, internal transfers, and the cost of operating its remaining manufacturing facilities, including the related depreciation expense, in the cost of inventories. The Company estimates quantities of slow-moving and obsolete inventory, by reviewing on-hand quantities, outstanding purchase obligations and forecasted sales. The Company determines inventory market values by estimating expected selling prices based on the Company’s historical recovery rates for slow-moving and obsolete inventory and other factors, such as market conditions, expected channel of distribution and current consumer preferences.

Income Tax Assets and Liabilities

The Company is subject to income taxes in both the United States and numerous foreign jurisdictions. The Company computes its provision for income taxes using the asset and liability method, under which deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities and for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates that are expected to apply to taxable income for the years in which those tax assets and liabilities are expected to be realized or settled. Significant judgments are required in order to determine the realizability of these deferred tax assets. In assessing the need for a valuation allowance, the Company’s management evaluates all significant available positive and negative evidence, including historical operating results, estimates of future taxable income and the existence of prudent and feasible tax planning strategies.

The Company does not recognize deferred taxes with respect to temporary differences between the book and tax bases in its investments in foreign subsidiaries, unless it becomes apparent that these temporary differences will reverse in the foreseeable future.

The Company continuously reviews issues raised in connection with all ongoing examinations and open tax years to evaluate the adequacy of its liabilities. The Company evaluates uncertain tax positions under a two-step approach. The first step is to evaluate the uncertain tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained upon examination based on its technical merits. The second step, for those positions that meet the recognition criteria, is to measure the tax benefit as the largest amount that is more than fifty percent likely to be realized. The Company believes that its recorded tax liabilities are adequate to cover all open tax years based on its assessment. This assessment relies on estimates and assumptions and involves significant judgments about future events. To the extent that the Company’s view as to the outcome of these matters change, the Company will adjust income tax expense in the period in which such determination is made. The Company classifies interest and penalties related to income taxes as income tax expense.

Property, Plant and Equipment

Property, plant and equipment are carried at cost, less accumulated depreciation. The cost is depreciated on a straight-line basis over the estimated useful lives of the related assets. Certain costs relating to internal-use software development are capitalized when incurred during the application development phase. Buildings are depreciated over 20 to 40 years, and leasehold improvements are depreciated over the lesser of the life of the improvement or the initial lease term. Machinery and equipment includes furniture and fixtures, automobiles and trucks, and networking communication equipment, and is depreciated over a range from three to 20 years. Capitalized internal-use software is depreciated over periods ranging from three to seven years.

Goodwill and Other Intangible Assets

Goodwill resulted primarily from a 1985 acquisition of the Company by Levi Strauss Associates Inc., a former parent company that was subsequently merged into the Company in 1996, and the Company’s 2009 acquisitions. Goodwill is not amortized; intangible assets are comprised of owned trademarks with indefinite useful lives which are not being amortized and acquired contractual rights and customers lists with finite lives which are being amortized over periods ranging from four to eight years.

Impairment

The Company reviews its goodwill and other non-amortized intangible assets for impairment annually in the fourth quarter of its fiscal year, or more frequently as warranted by events or changes in circumstances which indicate that the carrying amount may not be recoverable. Beginning in the fourth quarter of 2011, for certain reporting units, the Company elected to early adopt the option to qualitatively assess goodwill impairment to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. For goodwill not qualitatively assessed and for other non-amortized intangible assets, a two-step quantitative approach is utilized. In the first step, the Company compares the carrying value of the reporting unit or applicable asset to its fair value, which the Company estimates using a discounted cash flow analysis or by comparison with the market values of similar assets. If the carrying amount of the reporting unit or asset exceeds its estimated fair value, the Company performs the second step, and determines the impairment loss, if any, as the excess of the carrying value of the goodwill or intangible asset over its fair value.

The Company reviews its other long-lived assets for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. If the carrying amount of an asset exceeds the expected future undiscounted cash flows, the Company measures and records an impairment loss for the excess of the carrying value of the asset over its fair value.

To determine the fair value of impaired assets, the Company utilizes the valuation technique or techniques deemed most appropriate based on the nature of the impaired asset and the data available, which may include the use of quoted market prices, prices for similar assets or other valuation techniques such as discounted future cash flows or earnings.

Debt Issuance Costs

The Company capitalizes debt issuance costs, which are included in “Other non-current assets” in the Company’s consolidated balance sheets. Bond issuance costs are generally amortized utilizing the effective interest method whereas revolving credit facility issuance costs are amortized utilizing the straight-line method. Amortization of debt issuance costs is included in “Interest expense” in the consolidated statements of income.

Deferred Rent

The Company is obligated under operating leases of property for manufacturing, finishing and distribution facilities, office space, retail stores and equipment. Rental expense relating to operating leases are recognized on a straight-line basis over the lease term after consideration of lease incentives and scheduled rent escalations beginning as of the date the Company takes physical possession or control of the property. Differences between rental expense and actual rental payments are recorded as deferred rent liabilities included in “Other accrued liabilities” and “Other long-term liabilities” on the consolidated balance sheets.

Fair Value of Financial Instruments

The fair values of the Company’s financial instruments reflect the amounts that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). The fair value estimates presented in this report are based on information available to the Company as of November 27, 2011, and November 28, 2010.

The carrying values of cash and cash equivalents, trade receivables and short-term borrowings approximate fair value. The Company has estimated the fair value of its other financial instruments using the market and income approaches. Rabbi trust assets and forward foreign exchange contracts are carried at their fair values. The Company’s debt instruments are carried at historical cost and adjusted for amortization of premiums or discounts, foreign currency fluctuations and principal payments.

Pension and Postretirement Benefits

The Company has several non-contributory defined benefit retirement plans covering eligible employees. The Company also provides certain health care benefits for U.S. employees who meet age, participation and length of service requirements at retirement. In addition, the Company sponsors other retirement or post-employment plans for its foreign employees in accordance with local government programs and requirements. The Company retains the right to amend, curtail or discontinue any aspect of the plans, subject to local regulations.

The Company recognizes either an asset or a liability for any plan’s funded status in its consolidated balance sheets. The Company measures changes in funded status using actuarial models which utilize an attribution approach that generally spreads individual events either over the estimated service lives of the remaining employees in the plan, or, for plans where participants will not earn additional benefits by rendering future service — which, beginning in the second quarter of 2011, includes the Company’s U.S. plans — over the plan participants’ estimated remaining lives. The Company’s policy is to fund its retirement plans based upon actuarial recommendations and in accordance with applicable laws, income tax regulations and credit agreements. Net pension and postretirement benefit income or expense is generally determined using assumptions which include expected long-term rates of return on plan assets, discount rates, compensation rate increases and medical trend rates. The Company considers several factors including actual historical rates, expected rates and external data to determine the assumptions used in the actuarial models.

Pension benefits are primarily paid through trusts funded by the Company. The Company pays postretirement benefits to the healthcare service providers on behalf of the plan’s participants.

Employee Incentive Compensation

The Company maintains short-term and long-term employee incentive compensation plans. These plans are intended to reward eligible employees for their contributions to the Company’s short-term and long-term success. Provisions for employee incentive compensation are recorded in “Accrued salaries, wages and employee benefits” and “Long-term employee related benefits” in the Company’s consolidated balance sheets. The Company accrues the related compensation expense over the period of the plan and changes in the liabilities for these incentive plans generally correlate with the Company’s financial results and projected future financial performance.

Stock-Based Compensation

The Company has stock-based incentive plans which reward certain employees and directors with cash or equity. Compensation cost for these awards is estimated based on the number of awards that are expected to vest. Compensation cost for equity awards is measured based on the fair value at the grant date, while liability award expense is measured and adjusted based on the fair value at the end of each quarter. No compensation cost is ultimately recognized for awards which are unvested and forfeited at an employees’ termination date or for liability awards which are out-of-the-money at the award expiration date. Compensation cost is recognized on a straight-line basis over the period that an employee provides service for that award, which generally is the vesting period.

The Company’s common stock is not listed on any established stock exchange. Accordingly, the stock’s fair market value is determined by the Board based upon a valuation performed by an independent third-party, Evercore Group LLC (“Evercore”). Determining the fair value of the Company’s stock requires complex judgments. The valuation process includes comparison of the Company’s historical and estimated future financial results with selected publicly-traded companies and application of an appropriate discount for the illiquidity of the stock to derive the fair value of the stock. The Company uses this valuation for, among other things, making determinations under its stock-based compensation plans, such as the grant date fair value of awards.

The fair value of equity awards granted to employees is estimated on the date of grant using the Black-Scholes option pricing model. The Black-Scholes option pricing model requires the input of highly subjective assumptions including volatility. Due to the fact that the Company’s common stock is not publicly traded, the computation of expected volatility is based on the average of the historical and implied volatilities, over the expected life of the awards, of comparable companies from a representative peer group of publicly-traded entities, selected based on industry and financial attributes. Other assumptions include expected life, risk-free rate of interest and dividend yield. Expected life is computed using the simplified method. The risk-free interest rate is based on zero coupon U.S. Treasury bond rates corresponding to the expected life of the awards. Dividend assumptions are based on historical experience.

The fair value of equity awards granted to directors is based on the fair value of the common stock at the date of grant. The fair value of liability awards granted to employees is also based on the Black-Scholes option pricing model and is calculated based on the common stock value and assumptions at each quarter end.

Due to the job function of the award recipients, the Company has included stock-based compensation cost in “Selling, general and administrative expenses” in the consolidated statements of income.

Self-Insurance

The Company self-insures, up to certain limits, workers’ compensation risk and employee and eligible retiree medical health benefits. The Company carries insurance policies covering claim exposures which exceed predefined amounts, per occurrence and/or in the aggregate, for workers’ compensation claims and for the medical claims of active employees as well as those salaried retirees who retired after June 1, 2001. Accruals for losses are made based on the Company’s claims experience and actuarial assumptions followed in the insurance industry, including provisions for incurred but not reported losses.

Derivative Financial Instruments and Hedging Activities

The Company recognizes all derivatives as assets and liabilities at their fair values. The Company uses derivatives to manage exposures that are sensitive to changes in market conditions, such as foreign currency risk. Additionally, some of the Company’s contracts contain provisions that are accounted for as embedded derivative instruments. The Company does not designate its derivative instruments for hedge accounting; changes in the fair values of these instruments are recorded in “Other income (expense), net” in the Company’s consolidated statements of income.

In the second quarter of 2011, the Company identified that certain of its leases contained embedded foreign currency derivatives that had not been accounted for in prior periods. The Company determined that the effect of not accounting for these embedded derivatives in its previously issued financial statements was not material and recorded a correcting entry in the second quarter of 2011. The correction had the effect of increasing the fair value of the Company’s derivative net assets and of recognizing other income. The correction had no effect on operating income or cash flows, and increased income before income taxes and net income in the second quarter of 2011 by $6.5 million and $4.7 million, respectively.

The non-derivative instruments the Company designates and that qualify for hedge accounting treatment hedge the Company’s net investment position in certain of its foreign subsidiaries. For these instruments, the Company documents the hedge designation by identifying the hedging instrument, the nature of the risk being hedged and the approach for measuring hedge effectiveness. The ineffective portions of these hedges are recorded in “Other income (expense), net” in the Company’s consolidated statements of income. The effective portions of these hedges are recorded in “Accumulated other comprehensive loss” in the Company’s consolidated balance sheets and are not reclassified to earnings until the related net investment position has been liquidated.

Foreign Currency

The functional currency for most of the Company’s foreign operations is the applicable local currency. For those operations, assets and liabilities are translated into U.S. Dollars using period-end exchange rates, income and expenses are translated at average monthly exchange rates, and equity accounts are translated at historical rates. Net changes resulting from such translations are recorded as a component of translation adjustments in “Accumulated other comprehensive income (loss)” in the Company’s consolidated balance sheets.

Foreign currency transactions are transactions denominated in a currency other than the entity’s functional currency. At each balance sheet date, each entity remeasures the recorded balances related to foreign-currency transactions using the period-end exchange rate. Gains or losses arising from the remeasurement of these balances are recorded in “Other income (expense), net” in the Company’s consolidated statements of income. In addition, at the settlement date of foreign currency transactions, foreign currency gains and losses are recorded in “Other income (expense), net” in the Company’s consolidated statements of income to reflect the difference between the rate effective at the settlement date and the historical rate at which the transaction was originally recorded.

Noncontrolling Interest

Noncontrolling interest includes a 16.4% minority interest of third parties in Levi Strauss Japan K.K., the Company’s Japanese subsidiary.

Stockholders’ Deficit

The accumulated deficit component of stockholders’ deficit at November 29, 2009, and prior, primarily resulted from a 1996 recapitalization transaction in which the Company’s stockholders created new long-term governance arrangements, including a voting trust and stockholders’ agreement. As a result, shares of stock of a former parent company, Levi Strauss Associates Inc., including shares held under several employee benefit and compensation plans, were converted into the right to receive cash. The funding for the cash payments in this transaction was provided in part by cash on hand and in part from proceeds of approximately $3.3 billion of borrowings under bank credit facilities.

Revenue Recognition

Net sales is primarily comprised of sales of products to wholesale customers, including franchised stores, and direct sales to consumers at the Company’s company-operated and online stores and at the Company’s company-operated shop-in-shops located within department stores. The Company recognizes revenue on sale of product when the goods are shipped or delivered and title to the goods passes to the customer provided that: there are no uncertainties regarding customer acceptance; persuasive evidence of an arrangement exists; the sales price is fixed or determinable; and collectability is reasonably assured. The revenue is recorded net of an allowance for estimated returns, discounts and retailer promotions and other similar incentives. Licensing revenues from the use of the Company’s trademarks in connection with the manufacturing, advertising, and distribution of trademarked products by third-party licensees are earned and recognized as products are sold by licensees based on royalty rates set forth in the licensing agreements.

The Company recognizes allowances for estimated returns in the period in which the related sale is recorded. The Company recognizes allowances for estimated discounts, retailer promotions and other similar incentives at the later of the period in which the related sale is recorded or the period in which the sales incentive is offered to the customer. The Company estimates non-volume based allowances based on historical rates as well as customer and product-specific circumstances. Sales and value-added taxes collected from customers and remitted to governmental authorities are presented on a net basis in the consolidated statements of income.

Net sales to the Company’s ten largest customers totaled approximately 30%, 33% and 36% of net revenues for 2011, 2010 and 2009, respectively. No customer represented 10% or more of net revenues in any of these years.

Cost of Goods Sold

Cost of goods sold includes the expenses incurred to acquire and produce inventory for sale, including product costs, labor and related overhead, sourcing costs, inbound freight, internal transfers, and the cost of operating the Company’s remaining manufacturing facilities, including the related depreciation expense. Costs relating to the Company’s licensing activities are included in “Selling, general and administrative expenses” in the consolidated statements of income.

Selling, General and Administrative Expenses

Selling, general and administrative expenses are primarily comprised of costs relating to advertising, marketing, selling, distribution, information technology and other corporate functions. Selling costs include all occupancy costs associated with company-operated stores and with the Company’s company-operated shop-in-shops located within department stores. The Company expenses advertising costs as incurred. For 2011, 2010 and 2009, total advertising expense was $313.8 million, $327.8 million and $266.1 million, respectively. Distribution costs include costs related to receiving and inspection at distribution centers, warehousing, shipping to the Company’s customers, handling and certain other activities associated with the Company’s distribution network. These expenses totaled $183.9 million, $185.1 million and $185.7 million for 2011, 2010 and 2009, respectively.

Recently Issued Accounting Standards

The following recently issued accounting standards have been grouped by their required effective dates for the Company:

Second Quarter of 2012

•

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, “Fair Value Measurements (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs,” (“ASU 2011-04”). ASU 2011-04 changes the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements to ensure consistency between U.S. GAAP and IFRS. ASU 2011-04 also expands the disclosures for fair value measurements that are estimated using significant unobservable (Level 3) inputs. This new guidance is to be applied prospectively. The Company anticipates that the adoption of this standard will not materially change its consolidated financial statement footnote disclosures.

Fourth Quarter of 2012

•

In September 2011, the FASB issued Accounting Standards Update No. 2011-09, “Compensation — Retirement Benefits — Multiemployer Plans (Subtopic 715-80),” (“ASU 2011-09”). ASU 2011-09 requires that employers provide additional separate disclosures for multiemployer pension plans and multiemployer other postretirement benefit plans. The additional quantitative and qualitative disclosures will provide users with more detailed information about an employer’s involvement in multiemployer pension plans. This new guidance is to be applied retrospectively. The Company anticipates that the adoption of this standard will expand its consolidated financial statement footnote disclosures.

First Quarter of 2013

•

In June 2011, the FASB issued Accounting Standards Update No. 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income,” (“ASU 2011-05”). ASU 2011-05 eliminates the option to report other comprehensive income and its components in the statement of changes in equity. ASU 2011-05 requires that all nonowner changes in stockholders’ equity be presented in either a single continuous statement of comprehensive income or in two separate but consecutive statements. In December 2011, the FASB issued Accounting Standards Update No. 2011-12 (“ASU 2011-12”) which defers certain requirements within ASU 2011-05. These amendments are being made to allow the FASB time to redeliberate whether to present on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income in all periods presented. This new guidance is to be applied retrospectively. The Company anticipates that the adoption of this standard may materially change the presentation of its consolidated financial statements.

First Quarter of 2014

•

In December 2011, the FASB issued Accounting Standards Update No. 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities,” (“ASU 2011-11”). ASU 2011-11 enhances disclosures regarding financial instruments and derivative instruments. Entities are required to provide both net information and gross information for these assets and liabilities in order to enhance comparability between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. This new guidance is to be applied retrospectively. The Company anticipates that the adoption of this standard will expand its consolidated financial statement footnote disclosures.

Property, Plant and Equipment	12 Months Ended
Nov. 27, 2011
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]

NOTE 2:    PROPERTY, PLANT AND EQUIPMENT

The components of property, plant and equipment (“PP&E”) were as follows:

	November 27, 2011	November 28, 2010
	(Dollars in thousands)
Land	$30,236	$29,728
Buildings and leasehold improvements	422,020	406,644
Machinery and equipment	477,895	493,325
Capitalized internal-use software	286,662	186,905
Construction in progress	17,434	55,259

Subtotal	1,234,247	1,171,861
Accumulated depreciation	(731,859)	(683,258)

PP&E, net	$502,388	$488,603

Depreciation expense for the years ended November 27, 2011, November 28, 2010, and November 29, 2009, was $104.8 million, $88.9 million and $76.8 million, respectively.

Capitalized internal-use software at November 27, 2011, and November 28, 2010, primarily related to the implementation of the Company’s enterprise resource planning system and various information technology systems. Construction in progress at November 27, 2011, and November 28, 2010, primarily related to the installation of various information technology systems and leasehold improvements.

Goodwill and Other Intangible Assets	12 Months Ended
Nov. 27, 2011
Goodwill and Other Intangible Assets [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS

NOTE 3:    GOODWILL AND OTHER INTANGIBLE ASSETS

The changes in the carrying amount of goodwill by business segment for the years ended November 27, 2011, and November 28, 2010, were as follows:

	Americas	Europe	Asia Pacific	Total
	(Dollars in thousands)
Balance, November 29, 2009	$207,423	$32,080	$2,265	$241,768
Additions	—	2,115	—	2,115
Foreign currency fluctuation	4	(2,592)	177	(2,411)

Balance, November 28, 2010	$207,427	$31,603	$2,442	$241,472
Foreign currency fluctuation	(9)	(80)	(413)	(502)

Balance, November 27, 2011	$207,418	$31,523	$2,029	$240,970

Other intangible assets, net, were as follows:

	November 27, 2011			November 28, 2010
	Gross Carrying Value	Accumulated Amortization	Total	Gross Carrying Value	Accumulated Amortization	Total
	(Dollars in thousands)
Non-amortized intangible assets:
Trademarks	$42,743	$—	$42,743	$42,743	$—	$42,743
Amortized intangible assets:
Acquired contractual rights	41,667	(23,051)	18,616	45,712	(17,765)	27,947
Customer lists	20,018	(9,559)	10,459	20,037	(6,075)	13,962

Total	$104,428	$(32,610)	$71,818	$108,492	$(23,840)	$84,652

For the years ended November 27, 2011, and November 28, 2010, amortization of these intangible assets were $12.1 million and $14.8 million, respectively. The amortization of these intangible assets, which is included in “Selling, general and administrative expenses” in the Company’s consolidated statements of income, in the succeeding fiscal years is approximately $12.2 million in 2012, $11.0 million in 2013, and immaterial thereafter.

As of November 27, 2011, there was no impairment to the carrying value of the Company’s goodwill or non-amortized intangible assets.

Fair Value of Financial Instruments	3 Months Ended	12 Months Ended
	Feb. 26, 2012	Nov. 27, 2011
Fair Value of Financial Instruments [Abstract]
FAIR VALUE OF FINANCIAL INSTRUMENTS

NOTE 2:    FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the Company’s financial instruments that are carried at fair value:

	February 26, 2012			November 27, 2011
		Fair Value Estimated Using			Fair Value Estimated Using
	Fair Value	Level 1 Inputs(1)	Level 2 Inputs(2)	Fair Value	Level 1 Inputs(1)	Level 2 Inputs(2)
	(Dollars in thousands)
Financial assets carried at fair value
Rabbi trust assets	$19,443	$19,443	$—	$18,064	$18,064	$—
Forward foreign exchange contracts, net (3)	12,262	—	12,262	25,992	—	25,992

Total	$31,705	$19,443	$12,262	$44,056	$18,064	$25,992

Financial liabilities carried at fair value
Forward foreign exchange contracts, net (3)	$3,090	$—	$3,090	$5,256	$—	$5,256

Total	$3,090	$—	$3,090	$5,256	$—	$5,256

(1)	Fair values estimated using Level 1 inputs are inputs which consist of quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Rabbi trust assets consist of a diversified portfolio of equity, fixed income and other securities.

(2)	Fair values estimated using Level 2 inputs are inputs, other than quoted prices, that are observable for the asset or liability, either directly or indirectly and include among other things, quoted prices for similar assets or liabilities in markets that are active or inactive as well as inputs other than quoted prices that are observable. For forward foreign exchange contracts, inputs include foreign currency exchange and interest rates and, where applicable, credit default swap prices.

(3)	The Company’s over-the-counter forward foreign exchange contracts are subject to International Swaps and Derivatives Association, Inc. master agreements. These agreements permit the net-settlement of these contracts on a per-institution basis.

The following table presents the carrying value — including accrued interest — and estimated fair value of the Company’s financial instruments that are carried at adjusted historical cost:

	February 26, 2012		November 27, 2011
	Carrying Value	Estimated Fair Value(1)	Carrying Value	Estimated Fair Value(1)
	(Dollars in thousands)
Financial liabilities carried at adjusted historical cost
Senior revolving credit facility	$140,145	$139,795	$200,267	$199,767
Senior term loan due 2014	324,741	314,208	324,663	316,562
8.875% senior notes due 2016	362,684	376,246	354,918	366,293
4.25% Yen-denominated Eurobonds due 2016	115,595	101,491	118,618	102,508
7.75% Euro senior notes due 2018	409,914	417,937	401,495	381,478
7.625% senior notes due 2020	536,453	562,703	526,446	519,883
Short-term borrowings	74,861	74,861	54,975	54,975

Total	$1,964,393	$1,987,241	$1,981,382	$1,941,466

(1)	Fair value estimate incorporates mid-market price quotes.

NOTE 4:     FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the Company’s financial instruments that are carried at fair value.

	November 27, 2011			November 28, 2010
		Fair Value Estimated Using			Fair Value Estimated Using
	Fair Value	Leve1 1 Inputs(1)	Level 2 Inputs(2)	Fair Value	Leve1 1 Inputs(1)	Level 2 Inputs(2)
	(Dollars in thousands)
Financial assets carried at fair value
Rabbi trust assets	$18,064	$18,064	$—	$18,316	$18,316	$—
Forward foreign exchange contracts, net (3)	25,992	—	25,992	1,385	—	1,385

Total	$44,056	$18,064	$25,992	$19,701	$18,316	$1,385

Financial liabilities carried at fair value
Forward foreign exchange contracts, net (3)	$5,256	$—	$5,256	$5,003	$—	$5,003

Total	$5,256	$—	$5,256	$5,003	$—	$5,003

(1)	Fair values estimated using Level 1 inputs are inputs which consist of quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Rabbi trust assets consist of a diversified portfolio of equity, fixed income and other securities. See Note 12 for more information on rabbi trust assets.

(2)	Fair values estimated using Level 2 inputs are inputs, other than quoted prices, that are observable for the asset or liability, either directly or indirectly and include among other things, quoted prices for similar assets or liabilities in markets that are active or inactive as well as inputs other than quoted prices that are observable. For forward foreign exchange contracts, inputs include foreign currency exchange and interest rates and, where applicable, credit default swap prices.

(3)	The Company’s over-the-counter forward foreign exchange contracts are subject to International Swaps and Derivatives Association, Inc. master agreements. These agreements permit the net-settlement of these contracts on a per-institution basis.

The following table presents the carrying value — including accrued interest — and estimated fair value of the Company’s financial instruments that are carried at adjusted historical cost.

	November 27, 2011		November 28, 2010
	Carrying Value	Estimated Fair Value(1)	Carrying Value	Estimated Fair Value(1)
	(Dollars in thousands)
Financial liabilities carried at adjusted historical cost
Senior revolving credit facility	$200,267	$199,767	$108,482	$107,129
Senior term loan due 2014	324,663	316,562	324,423	311,476
8.875% senior notes due 2016	354,918	366,293	355,004	373,379
4.25% Yen-denominated Eurobonds due 2016	118,618	102,508	109,429	98,063
7.75% Euro senior notes due 2018	401,495	381,478	401,982	407,993
7.625% senior notes due 2020	526,446	519,883	526,557	542,307
Short-term borrowings	54,975	54,975	46,722	46,722

Total	$1,981,382	$1,941,466	$1,872,599	$1,887,069

(1)	Fair value estimate incorporates mid-market price quotes.

Derivative Instruments and Hedging Activities	3 Months Ended	12 Months Ended
	Feb. 26, 2012	Nov. 27, 2011
Derivative Instruments and Hedging Activities [Abstract]
DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

NOTE 3:    DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

As of February 26, 2012, the Company had forward foreign exchange contracts to buy $763.3 million and to sell $425.1 million against various foreign currencies. These contracts are at various exchange rates and expire at various dates through November 2012.

The table below provides data about the carrying values of derivative instruments and non-derivative instruments:

	February 26, 2012			November 27, 2011
	Assets	(Liabilities)		Assets	(Liabilities)
	Carrying Value	Carrying Value	Derivative Net Carrying Value	Carrying Value	Carrying Value	Derivative Net Carrying Value
	(Dollars in thousands)
Derivatives not designated as hedging instruments
Forward foreign exchange contracts (1)	$21,603	$(9,341)	$12,262	$31,906	$(5,914)	$25,992
Forward foreign exchange contracts (2)	310	(3,400)	(3,090)	4,547	(9,803)	(5,256)

Total	$21,913	$(12,741)		$36,453	$(15,717)

Non-derivatives designated as hedging instruments
4.25% Yen-denominated Eurobonds due 2016	$—	$(44,448)		$—	$(46,115)
7.75% Euro senior notes due 2018	—	(401,160)		—	(400,350)

Total	$—	$(445,608)		$—	$(446,465)

(1)	Included in “Other current assets” or “Other non-current assets” on the Company’s consolidated balance sheets.

(2)	Included in “Other accrued liabilities” on the Company’s consolidated balance sheets.

The table below provides data about the amount of gains and losses related to derivative instruments and non-derivative instruments designated as net investment hedges included in “Accumulated other comprehensive loss” (“AOCI”) on the Company’s consolidated balance sheets, and in “Other income (expense), net” in the Company’s consolidated statements of income:

	Gain or (Loss) Recognized in AOCI (Effective Portion)		Gain or (Loss) Recognized in Other Income (Expense), net (Ineffective Portion and Amount Excluded from Effectiveness Testing)
	As of February 26, 2012	As of November 27, 2011	Three Months Ended
			February 26, 2012	February 27, 2011
	(Dollars in thousands)
Forward foreign exchange contracts	$4,637	$4,637	$—	$—
Yen-denominated Eurobonds	(26,859)	(28,525)	2,606	(1,093)
Euro senior notes	(24,091)	(23,281)	—	—
Cumulative income taxes	18,145	18,476

Total	$(28,168)	$(28,693)

The table below provides data about the amount of gains and losses related to derivatives not designated as hedging instruments included in “Other income (expense), net” in the Company’s consolidated statements of income:

	Gain or (Loss)
	Three Months Ended
	February 26, 2012	February 27, 2011
	(Dollars in thousands)
Forward foreign exchange contracts:
Realized	$(3,485)	$(5,723)
Unrealized	(11,767)	(2,373)

Total	$(15,252)	$(8,096)

NOTE 5:    DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Company’s foreign currency management objective is to minimize the effect of fluctuations in foreign exchange rates on nonfunctional currency cash flows of the Company and its subsidiaries and selected assets or liabilities of the Company and its subsidiaries without exposing the Company to additional risk associated with transactions that could be regarded as speculative. Forward exchange contracts on various currencies are entered into to manage foreign currency exposures associated with certain product sourcing activities, some intercompany sales, foreign subsidiaries’ royalty payments, interest payments, earnings repatriations, net investment in foreign operations and funding activities. The Company manages certain forecasted foreign currency exposures and uses a centralized currency management operation to take advantage of potential opportunities to naturally offset foreign currency exposures against each other. The Company designates its outstanding Euro senior notes and a portion of its outstanding Yen-denominated Eurobonds as net investment hedges to manage foreign currency exposures in its foreign operations. The Company does not apply hedge accounting to its derivative transactions. As of November 27, 2011, the Company had forward foreign exchange contracts to buy $875.6 million and to sell $415.8 million against various foreign currencies. These contracts are at various exchange rates and expire at various dates through November 2012.

The table below provides data about the carrying values of derivative and non-derivative instruments:

	November 27, 2011			November 28, 2010
	Assets	(Liabilities)		Assets	(Liabilities)
	Carrying Value	Carrying Value	Derivative Net Carrying Value	Carrying Value	Carrying Value	Derivative Net Carrying Value
	(Dollars in thousands)
Derivatives not designated as hedging instruments
Forward foreign exchange contracts (1)	$31,906	$(5,914)	$25,992	$7,717	$(6,332)	$1,385
Forward foreign exchange contracts (2)	4,547	(9,803)	(5,256)	4,266	(9,269)	(5,003)

Total	$36,453	$(15,717)		$11,983	$(15,601)

Non-derivatives designated as hedging instruments
4.25% Yen-denominated Eurobonds due 2016	$—	$(46,115)		$—	$(61,075)
7.75% Euro senior notes due 2018	—	(400,350)		—	(400,740)

Total	$—	$(446,465)		$—	$(461,815)

(1)	Included in “Other current assets” or “Other non-current assets” on the Company’s consolidated balance sheets.

(2)	Included in “Other accrued liabilities” on the Company’s consolidated balance sheets.

The table below provides data about the amount of gains and losses related to derivative instruments and non-derivative instruments designated as net investment hedges included in “Accumulated other comprehensive loss” (“AOCI”) on the Company’s consolidated balance sheets, and in “Other income (expense), net” in the Company’s consolidated statements of income:

	Gain or (Loss) Recognized in AOCI (Effective Portion)		Gain or (Loss) Recognized in Other Income (Expense), net (Ineffective Portion and Amount Excluded from Effectiveness Testing)
	As of November 27, 2011	As of November 28, 2010	Year Ended
			November 27, 2011	November 28, 2010	November 29, 2009
	(Dollars in thousands)
Forward foreign exchange contracts	$4,637	$4,637	$—	$—	$—
Yen-denominated Eurobonds	(28,525)	(24,377)	(5,033)	2,254	(13,094)
Euro senior notes	(23,281)	(23,671)	—	—	—
Cumulative income taxes	18,476	17,022

Total	$(28,693)	$(26,389)

The table below provides data about the amount of gains and losses related to derivatives not designated as hedging instruments included in “Other income (expense), net” in the Company’s consolidated statements of income:

	Gain or (Loss)
	Year Ended
	November 27, 2011	November 28, 2010	November 29, 2009
	(Dollars in thousands)
Forward foreign exchange contracts:
Realized	$(9,548)	$(16,342)	$(50,760)
Unrealized	24,858	10,163	(18,794)

Total	$15,310	$(6,179)	$(69,554)

Debt	3 Months Ended	12 Months Ended
	Feb. 26, 2012	Nov. 27, 2011
Debt [Abstract]
DEBT

NOTE 4:    DEBT

	February 26, 2012	November 27, 2011

	(Dollars in thousands)
Long-term debt
Secured:
Senior revolving credit facility	$100,000	$100,000
Unsecured:
Senior term loan due 2014	324,127	324,032
8.875% senior notes due 2016	350,000	350,000
4.25% Yen-denominated Eurobonds due 2016	113,971	118,243
7.75% Euro senior notes due 2018	401,160	400,350
7.625% senior notes due 2020	525,000	525,000

Total unsecured	1,714,258	1,717,625

Total long-term debt	$1,814,258	$1,817,625

Short-term debt
Senior revolving credit facility	$40,000	$100,000
Short-term borrowings	74,075	54,747

Total short-term debt	$114,075	$154,747

Total long-term and short-term debt	$1,928,333	$1,972,372

Senior Revolving Credit Facility

The Company’s unused availability under its senior secured revolving credit facility was $554.6 million at February 26, 2012, as the Company’s total availability of $636.9 million was reduced by $82.3 million of letters of credit and other credit usage allocated under the facility.

Interest Rates on Borrowings

The Company’s weighted-average interest rate on average borrowings outstanding during the three months ended February 26, 2012, was 6.99% as compared to 6.84% in the same period of 2011.

NOTE 6:     DEBT

	November 27, 2011	November 28, 2010
	(Dollars in thousands)
Long-term debt
Secured:
Senior revolving credit facility	$100,000	$108,250
Unsecured:
Senior term loan due 2014	324,032	323,676
8.875% senior notes due 2016	350,000	350,000
4.25% Yen-denominated Eurobonds due 2016	118,243	109,062
7.75% Euro senior notes due 2018	400,350	400,740
7.625% senior notes due 2020	525,000	525,000

Total unsecured	1,717,625	1,708,478

Total long-term debt	$1,817,625	$1,816,728

Short-term debt
Senior revolving credit facility	$100,000	$—
Short-term borrowings	54,747	46,418

Total short-term debt	$154,747	$46,418

Total long-term and short-term debt	$1,972,372	$1,863,146

Senior Revolving Credit Facility

On September 30, 2011, the Company entered into a credit agreement for a new senior secured revolving credit facility. The credit agreement provides for an asset-based facility, in which the borrowing availability is primarily based on the value of the U.S. Levi’s ® trademarks and the levels of accounts receivable and inventory in the United States and Canada, as further described below.

Availability, interest and maturity.    The maximum availability under the credit agreement is $850.0 million, of which $800.0 million is available to the Company for revolving loans in U.S. Dollars and $50.0 million is available to the Company for revolving loans either in U.S. Dollars or Canadian Dollars. Subject to the level of this borrowing base, the Company may make and repay borrowings from time to time until the maturity of the credit agreement. The Company may make voluntary prepayments of borrowings at any time and must make mandatory prepayments if certain events occur. Borrowings under the credit agreement will bear an interest rate of LIBOR plus 150 to 275 basis points, depending on borrowing base availability, and undrawn availability bears a rate of 37.5 to 50 basis points. The credit agreement has a maturity date of September 30, 2016, which may be accelerated to December 26, 2013, if the senior unsecured term loan due 2014 is still outstanding on that date and the Company has not met other conditions set forth in the credit agreement. Upon the maturity date, all of the obligations outstanding under the credit agreement become due.

The Company’s unused availability under its senior secured revolving credit facility was $494.7 million at November 27, 2011, as the Company’s total availability of $577.8 million, based on the collateral levels discussed above, was reduced by $83.1 million of letters of credit and other credit usage allocated under the facility. The $83.1 million was comprised of $17.6 million of other credit usage and $65.5 million of stand-by letters of credit with various international banks which serve as guarantees to cover U.S. workers’ compensation claims and the working capital requirements for certain subsidiaries, primarily India.

Guarantees and security.    The Company’s obligations under the credit agreement are guaranteed by its domestic subsidiaries. The obligations under the agreement are secured by, among other domestic assets, certain U.S. trademarks associated with the Levi’s® brand and accounts receivable, goods and inventory in the United States. Additionally, the obligations of Levi Strauss & Co. (Canada) Inc. under the credit agreement are secured by Canadian accounts receivable, goods, inventory and other Canadian assets. The lien on the U.S. Levi’s® trademarks and related intellectual property may be released at the Company’s discretion so long as it meets certain conditions; such release would reduce the borrowing base.

Covenants.    The credit agreement contains customary covenants restricting the Company’s activities as well as those of the Company’s subsidiaries, including limitations on the ability to sell assets; engage in mergers; enter into transactions involving related parties or derivatives; incur or prepay indebtedness or grant liens or negative pledges on the Company’s assets; make loans or other investments; pay dividends or repurchase stock or other securities; guaranty third-party obligations; and make changes in the Company’s corporate structure. There are exceptions to these covenants, and some are only applicable when unused availability falls below specified thresholds. In addition, the credit agreement includes, as a financial covenant, a springing fixed charge coverage ratio of 1.0:1.0, which arises when availability falls below a specified threshold.

Events of default.    The credit agreement contains customary events of default, including payment failures; failure to comply with covenants; failure to satisfy other obligations under the credit agreements or related documents; defaults in respect of other indebtedness; bankruptcy, insolvency and inability to pay debts when due; material judgments; pension plan terminations or specified underfunding; substantial stock ownership changes; and specified changes in the composition of the Company’s board of directors. The cross-default provisions in the agreement apply if a default occurs on other indebtedness in excess of $50.0 million and the applicable grace period in respect of the indebtedness has expired, such that the lenders of or trustee for the defaulted indebtedness have the right to accelerate. If an event of default occurs under the credit agreement, the lenders may terminate their commitments, declare immediately payable all borrowings under the agreement and foreclose on the collateral.

Use of proceeds.    In connection with the new senior secured revolving credit facility, the Company terminated the previous amended and restated senior secured revolving credit facility. Borrowings outstanding under the previous facility were refinanced into the new senior secured revolving credit facility.

Euro Notes due 2013

On March 11, 2005, the Company issued €150.0 million in notes to qualified institutional buyers (the “Euro Notes due 2013”). The Euro Notes due 2013 were unsecured obligations that ranked equally with all of the Company’s other existing and future unsecured and unsubordinated debt.

On March 17, 2006, the Company issued an additional €100.0 million in Euro Notes due 2013 to qualified institutional buyers. These notes had the same terms and are part of the same series as the €150.0 million aggregate principal amount of Euro Notes due 2013 the Company issued in March 2005, except that these notes were offered at a premium of 3.5%, or $4.2 million, which original issuance premium was amortized over the term of the notes while still outstanding.

The Company redeemed all of the outstanding Euro Notes due 2013 in May 2010, as described below.

Senior Term Loan due 2014

On March 27, 2007, the Company entered into a senior unsecured term loan agreement (the “Term Loan”). The Term Loan consists of a single borrowing of $325.0 million, net of a 0.75% discount to the lenders. The Term Loan matures on April 4, 2014, and bears interest at 2.25% over LIBOR or 1.25% over the base rate. The Term Loan could not have been prepaid during the first year but thereafter may be prepaid without premium or penalty.

Covenants.    The agreement governing the Term Loan contains covenants that limit the Company and its subsidiaries’ ability to incur additional debt; pay dividends or make other restricted payments; consummate specified asset sales; enter into transactions with affiliates; incur liens; impose restrictions on the ability of a subsidiary to pay dividends or make payments to the Company and its subsidiaries; merge or consolidate with any other person; and sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the Company’s assets or its subsidiaries’ assets. The Company and its subsidiaries would not be required to comply with certain of these covenants if the Term Loan receives and maintains an investment grade rating by both Standard and Poor’s and Moody’s and the Company and its subsidiaries are and remain in compliance with the agreement.

Asset sales.    The agreement governing the Term Loan provides that the Company’s asset sales must be at fair market value and the consideration must consist of at least 75% cash or cash equivalents or the assumption of liabilities. The Company would be required to use the net proceeds from the asset sale within 360 days after receipt either to repay bank debt, with an equivalent permanent reduction in the available commitment in the case of a repayment under the Company’s senior secured revolving credit facility, or to invest in additional assets in a business related to the Company’s business. To the extent proceeds not so used within the time period exceed $10.0 million, the Company would be required to make an offer to prepay the Term Loan plus accrued but unpaid interest, if any, to the date of prepayment.

Change in control.    If the Company experienced a change in control as defined in the agreement, then the Company is required under the agreement to make an offer to prepay the Term Loan at 101% of the principal amount plus accrued and unpaid interest, if any, to the date of prepayment.

Events of default.    The agreement contains customary events of default, including failure to pay principal, failure to pay interest after a 30-day grace period, failure to comply with the merger, consolidation and sale of property covenant, failure to comply with other covenants in the agreement for a period of 30 days after notice given to the Company, failure to satisfy certain judgments in excess of $25.0 million after a 30-day grace period, and certain events involving bankruptcy, insolvency or reorganization. The agreement also contains a cross-acceleration event of default that applies if debt of the Company or any restricted subsidiary in excess of $25.0 million is accelerated or is not paid when due at final maturity.

Use of proceeds — redemption of senior notes due 2012.    On April 4, 2007, the Company borrowed the maximum available of $322.6 million under the Term Loan and used the borrowings plus cash on hand of $66.4 million to redeem all of its then-outstanding $380.0 million floating rate senior notes due 2012 and to pay related redemption premiums, transaction fees and expenses, and accrued interest of $9.0 million.

Senior Notes due 2015

Principal, interest and maturity.    On December 22, 2004, the Company issued $450.0 million in notes to qualified institutional buyers (the “Senior Notes due 2015”). The Senior Notes due 2015 were unsecured obligations that ranked equally with all of the Company’s other existing and future unsecured and unsubordinated debt. During the third quarter of 2008, the Company repurchased $3.8 million of the Senior Notes due 2015 on the open market for a net gain of $0.2 million. The Company redeemed all of the remaining outstanding Senior Notes due 2015 in May 2010, as described below.

Senior Notes due 2016

Principal, interest and maturity.    On March 17, 2006, the Company issued $350.0 million in notes to qualified institutional buyers (the “Senior Notes due 2016”). The Senior Notes due 2016 are unsecured obligations that rank equally with all of the Company’s other existing and future unsecured and unsubordinated debt. They are 10-year notes maturing on April 1, 2016, and bear interest at 8.875% per annum, payable semi-annually in arrears on April 1 and October 1. They were redeemable by the Company, in whole or in part, at any time prior to April 1, 2011, at a price equal to 100% of the principal amount plus accrued and unpaid interest, if any, to the date of redemption and a “make-whole” premium. Starting on April 1, 2011, the Company may redeem all or any portion of the Senior Notes due 2016, at once or over time, at redemption prices specified in the indenture, after giving the required notice under the indenture. The Senior Notes due 2016 were offered at par. Costs representing underwriting fees and other expenses of $8.0 million are amortized over the term of the notes to interest expense.

The covenants, events of default, asset sale, change of control, and other terms of the Senior Notes due 2016 are comparable to those contained in the indentures governing the Company’s Term Loan described above, including the covenant suspension term that was in effect at November 27, 2011, and will remain in effect until such time as the Company obtains the required investment grade rating.

Exchange offer.    In July 2006, after a required exchange offer, all of the Senior Notes due 2016 were exchanged for new notes on identical terms, except that the new notes are registered under the Securities Act of 1933.

Use of proceeds — Prepayment of term loan.    In March 2006, the Company used the proceeds of the additional Euro Notes due 2013 and the Senior Notes due 2016 plus cash on hand to prepay the remaining balance of the existing Term Loan of $488.8 million.

Yen-denominated Eurobonds due 2016

In 1996, the Company issued ¥20 billion principal amount Eurobonds (equivalent to approximately $180.0 million at the time of issuance) due in November 2016, with interest payable at 4.25% per annum. The bond is redeemable at the option of the Company at a make-whole redemption price. The Company repurchased a portion of the Yen-denominated Eurobonds due 2016 in May 2010, as described below.

The agreement governing these bonds contains customary events of default and restricts the Company’s ability and the ability of its subsidiaries and future subsidiaries to incur liens; engage in sale and leaseback transactions and engage in mergers and sales of assets. The agreement contains a cross-acceleration event of default that applies if any of the Company’s debt in excess of $25.0 million is accelerated and the debt is not discharged or acceleration rescinded within 30 days after the Company’s receipt of a notice of default from the fiscal agent or from the holders of at least 25% of the principal amount of the bond.

Euro Notes due 2018 and Senior Notes due 2020

Principal, interest and maturity.    On May 6, 2010, the Company issued €300.0 million in aggregate principal amount of 7.75% Euro senior notes due 2018 (the “Euro Notes due 2018”) and $525.0 million in aggregate principal amount of 7.625% senior notes due 2020 (the “Senior Notes due 2020”) to qualified institutional buyers. The notes are unsecured obligations that rank equally with all of the Company’s other existing and future unsecured and unsubordinated debt. The Euro Notes due 2018 mature on May 15, 2018, and the Senior Notes due 2020 mature on May 15, 2020. Interest on the notes is payable semi-annually in arrears on May 15 and November 15, commencing on November 15, 2010. The Company may redeem some or all of the Euro Notes due 2018 prior to May 15, 2014, and some or all of the Senior Notes due 2020 prior to May 15, 2015, each at a price equal to 100% of the principal amount plus accrued and unpaid interest and a “make-whole” premium; after these dates, the Company may redeem all or any portion of the notes, at once or over time, at redemption prices specified in the indenture governing the notes, after giving the required notice under the indenture. In addition, at any time prior to May 15, 2013, the Company may redeem up to a maximum of 35% of the original aggregate principal amount of each series of notes with the proceeds of one or more public equity offerings at a redemption price of 107.750% and 107.625% of the principal amount of the Euro Notes due 2018 and Senior Notes due 2020, respectively, plus accrued and unpaid interest, if any, to the date of redemption. Costs representing underwriting fees and other expenses of $17.5 million are amortized over the term of the notes to interest expense.

Covenants.    The indenture governing both notes contains covenants that limit, among other things, the Company’s and certain of the Company’s subsidiaries’ ability to incur additional debt; make certain restricted payments; consummate specified asset sales; enter into transactions with affiliates; incur liens; impose restrictions on the ability of its subsidiaries to pay dividends or make payments to the Company and its restricted subsidiaries; enter into sale and leaseback transactions; merge or consolidate with another person; and dispose of all or substantially all of the Company’s assets. The indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the indenture, payment defaults or acceleration of other indebtedness, a failure to pay certain judgments and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the trustee under the indenture or holders of at least 25% in principal amount of the then outstanding notes may declare all notes to be due and payable immediately. Upon the occurrence of a change in control (as defined in the indenture), each holder of notes may require the Company to repurchase all or a portion of the notes in cash at a price equal to 101% of the principal amount of notes to be repurchased, plus accrued and unpaid interest, if any, thereon to the date of purchase.

Exchange offer.    In accordance with a registration rights agreement, the Company conducted an exchange offer to allow holders to exchange the notes for new notes in the same principal amount and with substantially identical terms, except that the new notes were registered under the Securities Act of 1933.

Use of Proceeds — Tender offer, redemption and partial repurchase.    On April 22, 2010, the Company commenced a cash tender offer for the outstanding principal amount of its Euro Notes due 2013 and its Senior Notes due 2015. The tender offer expired May 19, 2010, and the Company redeemed all remaining notes that were not tendered in the offer on May 25, 2010. The Company purchased all of the outstanding Euro Notes due 2013 and its Senior Notes due 2015 pursuant to the tender offer and subsequent redemption.

On May 21, 2010, the Company also repurchased ¥10,883,500,000 in principal amount tendered of the Yen-denominated Eurobonds due 2016 for total consideration of $100.0 million including accrued interest.

The tender offer, redemption and partial repurchase described above, as well as underwriting fees associated with the new issuance, were funded with the proceeds from the issuance of the Euro Notes due 2018 and the Senior Notes due 2020.

Short-term Borrowings

Short-term borrowings consist of term loans and revolving credit facilities at various foreign subsidiaries which the Company expects to either pay over the next twelve months or refinance at the end of their applicable terms. Certain of these borrowings are guaranteed by stand-by letters of credit allocated under the Company’s senior secured revolving credit facility.

Loss on Early Extinguishment of Debt

For the year ended November 27, 2011, the Company recorded a loss on early extinguishment of debt of $0.2 million as a result of the credit facility refinancing activities during the fourth quarter of 2011.

For the year ended November 28, 2010, the Company recorded a loss of $16.6 million on early extinguishment of debt, comprised of tender premiums of $30.2 million and the write-off of $7.6 million of unamortized debt issuance costs, net of applicable premium, offset by a gain of $21.2 million related to the partial repurchase of Yen-denominated Eurobonds at a discount to their par value.

Principal Payments on Short-term and Long-term Debt

The table below sets forth, as of November 27, 2011, the Company’s required aggregate short-term and long-term debt principal payments (inclusive of premium and discount) for the next five fiscal years and thereafter.

(Dollars in thousands)
2012	$154,747
2013	—
2014	324,032
2015	—
2016	568,243
Thereafter	925,350

Total future debt principal payments	$1,972,372

Interest Rates on Borrowings

The Company’s weighted-average interest rate on average borrowings outstanding during 2011, 2010 and 2009 was 6.90%, 7.05% and 7.44%, respectively. The weighted-average interest rate on average borrowings outstanding includes the amortization of capitalized bank fees and underwriting fees, and excludes interest on obligations to participants under deferred compensation plans.

Dividends and Restrictions

The terms of certain of the indentures relating to the Company’s unsecured notes and its senior secured revolving credit facility agreement contain covenants that restrict the Company’s ability to pay dividends to its stockholders. The Company paid cash dividends of $20 million in each of 2011, 2010 and 2009. For further information, see Note 14. As of November 27, 2011, and at the time the dividends were paid, the Company met the requirements of its debt instruments. Subsidiaries of the Company that are not wholly-owned subsidiaries are permitted under the indentures to pay dividends to all stockholders either on a pro rata basis or on a basis that results in the receipt by the Company of dividends or distributions of greater value than it would receive on a pro rata basis. There are no restrictions under the Company’s senior secured revolving credit facility or its indentures on the transfer of the assets of the Company’s subsidiaries to the Company in the form of loans, advances or cash dividends without the consent of a third party.

Guarantees	12 Months Ended
Nov. 27, 2011
Guarantees [Abstract]
Guarantees [Text Block]

NOTE 7:     GUARANTEES

Indemnification agreements.    In the ordinary course of business, the Company enters into agreements containing indemnification provisions under which the Company agrees to indemnify the other party for specified claims and losses. For example, the Company’s trademark license agreements, real estate leases, consulting agreements, logistics outsourcing agreements, securities purchase agreements and credit agreements typically contain such provisions. This type of indemnification provision obligates the Company to pay certain amounts associated with claims brought against the other party as the result of trademark infringement, negligence or willful misconduct of Company employees, breach of contract by the Company including inaccuracy of representations and warranties, specified lawsuits in which the Company and the other party are co-defendants, product claims and other matters. These amounts generally are not readily quantifiable; the maximum possible liability or amount of potential payments that could arise out of an indemnification claim depends entirely on the specific facts and circumstances associated with the claim. The Company has insurance coverage that minimizes the potential exposure to certain of such claims. The Company also believes that the likelihood of substantial payment obligations under these agreements to third parties is low.

Covenants.    The Company’s long-term debt agreements contain customary covenants restricting its activities as well as those of its subsidiaries, including limitations on its, and its subsidiaries’, ability to sell assets; engage in mergers; enter into capital leases or certain leases not in the ordinary course of business; enter into transactions involving related parties or derivatives; incur or prepay indebtedness or grant liens or negative pledges on its assets; make loans or other investments; pay dividends or repurchase stock or other securities; guaranty third-party obligations; make capital expenditures; and make changes in its corporate structure. For additional information see Note 6.

Employee Benefit Plans	3 Months Ended	12 Months Ended
	Feb. 26, 2012	Nov. 27, 2011
Employee Benefit Plans [Abstract]
EMPLOYEE BENEFIT PLANS

NOTE 5:    EMPLOYEE BENEFIT PLANS

The following table summarizes the components of net periodic benefit cost (income) and the changes recognized in “Accumulated other comprehensive loss” for the Company’s defined benefit pension plans and postretirement benefit plans:

	Pension Benefits		Postretirement Benefits
	Three Months Ended		Three Months Ended
	February 26, 2012	February 27, 2011	February 26, 2012	February 27, 2011
	(Dollars in thousands)
Net periodic benefit cost (income):
Service cost	$2,247	$2,583	$99	$120
Interest cost	14,413	15,028	1,659	1,907
Expected return on plan assets	(13,009)	(12,898)	—	—
Amortization of prior service (benefit) cost	(20)	65	(4,089)	(7,236)
Amortization of actuarial loss	3,142	6,730	1,289	1,256
Curtailment gain	(773)	(16)	—	—
Net settlement loss	107	11	—	—

Net periodic benefit cost (income)	6,107	11,503	(1,042)	(3,953)

Changes in accumulated other comprehensive loss:
Actuarial gain	(4)	—	—	—
Amortization of prior service benefit (cost)	20	(65)	4,089	7,236
Amortization of actuarial loss	(3,142)	(6,730)	(1,289)	(1,256)
Curtailment loss	(1)	—	—	—
Net settlement (loss) gain	(51)	22	—	—

Total recognized in accumulated other comprehensive loss	(3,178)	(6,773)	2,800	5,980

Total recognized in net periodic benefit cost (income) and accumulated other comprehensive loss	$2,929	$4,730	$1,758	$2,027

NOTE 8:     EMPLOYEE BENEFIT PLANS

Pension plans.    The Company has several non-contributory defined benefit retirement plans covering eligible employees. Plan assets are invested in a diversified portfolio of securities including stocks, bonds, real estate investment funds, cash equivalents, and alternative investments. Benefits payable under the plans are based on years of service, final average compensation, or both. The Company retains the right to amend, curtail or discontinue any aspect of the plans, subject to local regulations.

Postretirement plans.    The Company maintains plans that provide postretirement benefits to eligible employees, principally health care, to substantially all U.S. retirees and their qualified dependents. These plans were established with the intention that they would continue indefinitely. However, the Company retains the right to amend, curtail or discontinue any aspect of the plans at any time. The plans are contributory and contain certain cost-sharing features, such as deductibles and coinsurance. The Company’s policy is to fund postretirement benefits as claims and premiums are paid.

The following tables summarize activity of the Company’s defined benefit pension plans and postretirement benefit plans:

	Pension Benefits		Postretirement Benefits
	2011	2010	2011	2010
	(Dollars in thousands)
Change in benefit obligation:
Benefit obligation at beginning of year	$1,131,765	$1,061,265	$164,308	$176,765
Service cost	10,241	7,794	478	474
Interest cost	60,314	59,680	7,629	8,674
Plan participants’ contribution	1,177	1,212	5,832	6,115
Plan amendments	—	3,138	—	—
Actuarial loss (gain) (1)	75,268	67,276	2,323	(2,005)
Net curtailment (gain) loss	(7,132)	93	—	—
Impact of foreign currency changes	(2,027)	(7,004)	—	—
Plan settlements	(4,051)	(3,115)	—	—
Special termination benefits	120	312	—	—
Benefits paid	(61,998)	(58,886)	(24,510)	(25,715)

Benefit obligation at end of year	$1,203,677	$1,131,765	$156,060	$164,308

Change in plan assets:
Fair value of plan assets at beginning of year	$731,676	$681,008	$—	$—
Actual return on plan assets	39,091	76,546	—	—
Employer contribution	67,584	37,945	18,678	19,600
Plan participants’ contributions	1,177	1,212	5,832	6,115
Plan settlements	(4,051)	(3,115)	—	—
Impact of foreign currency changes	(1,565)	(3,034)	—	—
Benefits paid	(61,998)	(58,886)	(24,510)	(25,715)

Fair value of plan assets at end of year	771,914	731,676	—	—

Unfunded status at end of year	$(431,763)	$(400,089)	$(156,060)	$(164,308)

(1)	Actuarial losses and (gains) in the Company’s pension benefit plans resulted from changes in discount rate assumptions, primarily for the Company’s U.S. plans. Changes in financial markets during 2011, including a decrease in corporate bond yield indices, caused a reduction in the discount rates used to measure the benefit obligations.

Amounts recognized in the consolidated balance sheets as of November 27, 2011, and November 28, 2010, consist of the following:

	Pension Benefits		Postretirement Benefits
	2011	2010	2011	2010
	(Dollars in thousands)
Prepaid benefit cost	$—	$264	$—	$—
Accrued benefit liability — current portion	(7,876)	(7,903)	(15,954)	(17,243)
Accrued benefit liability — long-term portion	(423,887)	(392,450)	(140,108)	(147,065)

	$(431,763)	$(400,089)	$(156,062)	$(164,308)

Accumulated other comprehensive loss:
Net actuarial loss	$(395,554)	$(326,417)	$(46,393)	$(49,094)
Net prior service benefit (cost)	806	(2,096)	16,849	45,794

	$(394,748)	$(328,513)	$(29,544)	$(3,300)

The accumulated benefit obligation for all defined benefit plans was $1.2 billion and $1.1 billion at November 27, 2011, and November 28, 2010, respectively. Information for the Company’s defined benefit plans with an accumulated or projected benefit obligation in excess of plan assets is as follows:

	Pension Benefits
	2011	2010
	(Dollars in thousands)
Accumulated benefit obligations in excess of plan assets:
Aggregate accumulated benefit obligation	$1,133,801	$1,045,871
Aggregate fair value of plan assets	713,818	665,029
Projected benefit obligations in excess of plan assets:
Aggregate projected benefit obligation	$1,203,677	$1,124,777
Aggregate fair value of plan assets	771,914	724,425

The components of the Company’s net periodic benefit cost (income) were as follows:

	Pension Benefits			Postretirement Benefits
	2011	2010	2009	2011	2010	2009
	(Dollars in thousands)
Net periodic benefit cost (income):
Service cost	$10,241	$7,794	$5,254	$478	$474	$428
Interest cost	60,314	59,680	61,698	7,629	8,674	11,042
Expected return on plan assets	(52,959)	(46,085)	(42,191)	—	—	—
Amortization of prior service cost (benefit) (1)	47	453	792	(28,945)	(29,566)	(39,698)
Amortization of actuarial loss	14,908	26,660	17,082	5,025	5,608	1,734
Curtailment loss	129	106	1,176	—	—	467
Special termination benefit	120	312	78	—	—	—
Net settlement loss	714	425	1,655	—	—	—

Net periodic benefit cost (income)	33,514	49,345	45,544	(15,813)	(14,810)	(26,027)

Changes in accumulated other comprehensive loss:
Actuarial loss (gain) (2)	84,593	40,223		2,324	(2,005)
Amortization of prior service (cost) benefit (1)	(47)	(453)		28,945	29,566
Amortization of actuarial loss	(14,908)	(26,660)		(5,025)	(5,608)
Curtailment loss	(3,064)	(13)		—	—
Net settlement loss	(338)	(425)		—	—

Total recognized in accumulated other comprehensive loss	66,236	12,672		26,244	21,953

Total recognized in net periodic benefit cost (income) and accumulated other comprehensive loss	$99,750	$62,017		$10,431	$7,143

(1)	Postretirement benefits amortization of prior service benefit recognized during each of years 2011, 2010, and 2009 relates primarily to the favorable impact of the February 2004 and August 2003 plan amendments.

(2)	Reflects the impact of the changes in the discount rate assumptions at year-end remeasurement for the pension and postretirement benefit plans for 2011 and 2010.

The amounts that will be amortized from “Accumulated other comprehensive loss” into net periodic benefit cost (income) in 2012 for the Company’s defined benefit pension and postretirement benefit plans are expected to be a cost of $12.5 million and a benefit of $11.2 million, respectively.

Assumptions used in accounting for the Company’s benefit plans were as follows:

	Pension Benefits		Postretirement Benefits
	2011	2010	2011	2010
Weighted-average assumptions used to determine net periodic benefit cost:
Discount rate	5.5%	5.8%	4.9%	5.2%
Expected long-term rate of return on plan assets	6.9%	6.9%
Rate of compensation increase	4.0%	4.0%
Weighted-average assumptions used to determine benefit obligations:
Discount rate	4.9%	5.4%	4.5%	4.9%
Rate of compensation increase	3.5%	3.9%
Assumed health care cost trend rates were as follows:
Health care trend rate assumed for next year			7.6%	7.8%
Rate trend to which the cost trend is assumed to decline			4.5%	4.5%
Year that rate reaches the ultimate trend rate			2028	2028

For the Company’s U.S. benefit plans, the discount rate used to determine the present value of the future pension and postretirement plan obligations was based on a yield curve constructed from a portfolio of high quality corporate bonds with various maturities. Each year’s expected future benefit payments are discounted to their present value at the appropriate yield curve rate, thereby generating the overall discount rate. The Company utilized a variety of country-specific third-party bond indices to determine the appropriate discount rates to use for the benefit plans of its foreign subsidiaries.

The Company bases the overall expected long-term rate of return on assets on anticipated long-term returns of individual asset classes and each pension plans’ target asset allocation strategy based on current economic conditions. For the U.S. pension plan, the expected long-term returns for each asset class are determined through a mean-variance model to estimate 20 year returns for the plan.

Health care cost trend rate assumptions are a significant input in the calculation of the amounts reported for the Company’s postretirement benefits plans. A one percentage-point change in assumed health care cost trend rates would have no significant effect on the total service and interest cost components or on the postretirement benefit obligation.

Consolidated pension plan assets relate primarily to the U.S. pension plan. The Company utilizes the services of independent third-party investment managers to oversee the management of U.S. pension plan assets. The Company’s investment strategy is to invest plan assets in a diversified portfolio of domestic and international equity securities, fixed income securities and real estate and other alternative investments with the objective of generating long-term growth in plan assets at a reasonable level of risk. Prohibited investments for the U.S. pension plan include certain privately placed or other non-marketable debt instruments, letter stock, commodities or commodity contracts and derivatives of mortgage-backed securities, such as interest-only, principal-only or inverse floaters. The current target allocation percentages for the Company’s U.S. pension plan assets are 43-47% for equity securities, 43-47% for fixed income securities and 8-12% for other alternative investments, including real estate.

The fair value of the Company’s pension plan assets by asset class are as follows:

	Year Ended November 27, 2011
Asset Class	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(Dollars in thousands)
Cash and cash equivalents	$6,050	$6,050	$—	$—
Equity securities (1)
U.S. large cap	168,347	—	168,347	—
U.S. small cap	32,513	—	32,513	—
International	139,931	—	139,931	—
Fixed income securities (2)	353,887	—	353,887	—
Other alternative investments
Real estate (3)	53,766	—	53,766	—
Private equity (4)	4,611	—	—	4,611
Hedge fund (5)	4,677	—	4,677	—
Other(6)	8,132	—	8,132	—

Total investments at fair value	$771,914	$6,050	$761,253	$4,611

(1)	Primarily comprised of equity index funds that track various market indices.

(2)	Predominantly includes bond index funds that invest in U.S. government and investment grade corporate bonds.

(3)	Primarily comprised of investments in U.S. Real Estate Investment Trusts.

(4)	Represents holdings in a diversified portfolio of private equity funds and direct investments in companies located primarily in North America. Fair values are determined by investment fund managers using primarily unobservable market data.

(5)	Primarily invested in a diversified portfolio of equities, bonds, alternatives and cash with a low tolerance for capital loss.

(6)	Primarily relates to accounts held and managed by a third-party insurance company for employee-participants in Belgium. Fair values are based on accumulated plan contributions plus a contractually-guaranteed return plus a share of any incremental investment fund profits.

The fair value of plan assets are composed of U.S. plan assets of approximately $649 million and non-U.S. plan assets of approximately $123 million. The fair values of the substantial majority of the equity, fixed income and real estate investments are based on the net asset value of comingled trust funds that passively track various market indices.

The Company’s estimated future benefit payments to participants, which reflect expected future service, as appropriate, are anticipated to be paid as follows:

Fiscal year	Pension Benefits	Postretirement Benefits	Total
	(Dollars in thousands)
2012	$57,354	$18,632	$75,986
2013	58,375	18,137	76,512
2014	57,910	17,657	75,567
2015	59,538	17,249	76,787
2016	60,267	16,776	77,043
2017-2021	339,084	75,636	414,720

At November 27, 2011, the Company’s contributions to its pension plans in 2012 were estimated to be approximately $64.5 million.

Employee Investment Plans	12 Months Ended
Nov. 27, 2011
Disclosure of Employee Investment Plans [Abstract]
EMPLOYEE INVESTMENT PLANS

NOTE 9:     EMPLOYEE INVESTMENT PLANS

The Company’s Employee Savings and Investment Plan (“ESIP”) is a qualified plan that covers eligible home office employees. The Company matches 125% of ESIP participant’s contributions to all funds maintained under the qualified plan up to the first 6.0% of eligible compensation. Total amounts charged to expense for the Company’s employee investment plans for the years ended November 27, 2011, November 28, 2010, and November 29, 2009, were $10.3 million, $9.7 million and $10.0 million, respectively.

Employee Incentive Compensation Plans	12 Months Ended
Nov. 27, 2011
Disclosure of Employee Incentive Compensation Plans [Abstract]
EMPLOYEE INCENTIVE COMPENSATION PLANS

NOTE 10:     EMPLOYEE INCENTIVE COMPENSATION PLANS

Annual Incentive Plan

The Annual Incentive Plan (“AIP”) provides a cash bonus that is earned based upon business unit and consolidated financial results as measured against pre-established internal targets and upon the performance and job level of the individual. The Company’s home office employees are eligible for this plan. Total amounts charged to expense for the years ended November 27, 2011, November 28, 2010, and November 29, 2009, were $54.0 million, $46.1 million and $51.9 million, respectively. As of November 27, 2011, and November 28, 2010, the Company had accrued $52.6 million and $49.8 million, respectively, for the AIP.

Long-Term Incentive Plans

2006 Equity Incentive Plan (“EIP”).    In July 2006, the Company’s board of directors adopted, and the stockholders approved, the EIP. For more information on this plan, see Note 11.

2005 Long-Term Incentive Plan (“LTIP”).    The Company established a long-term cash incentive plan effective at the beginning of 2005. Executive officers are not participants in this plan. The plan is intended to reward management for its long-term impact on total Company earnings performance. Performance will be measured at the end of a three-year period based on the Company’s performance over the period measured against the following pre-established targets: (i) the target compound annual growth rate of the Company’s earnings adjusted for certain items such as interest and taxes for the three-year period; and (ii) the target compound annual growth rate in the Company’s net revenues over the three-year period. Individual target amounts are set for each participant based on job level. Awards will be paid out in the quarter following the end of the three-year period based on Company performance against objectives.

The Company recorded a net reversal of expense for the LTIP of $2.5 million for the year ended November 27, 2011, and expense for the LTIP of $10.6 million and $10.2 million for the years ended November 28, 2010, and November 29, 2009, respectively. As of November 27, 2011, and November 28, 2010, the Company had accrued a total of $14.9 million and $26.5 million, respectively, for the LTIP, of which $11.3 million was recorded in “Accrued salaries, wages and employee benefits” as of November 27, 2011, and $3.6 million and $17.4 million were recorded in “Long-term employee related benefits” as of November 27, 2011, and November 28, 2010, respectively, on the Company’s consolidated balance sheets.

Stock-Based Incentive Compensation Plans	12 Months Ended
Nov. 27, 2011
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]

NOTE 11:     STOCK-BASED INCENTIVE COMPENSATION PLANS

The Company recognized stock-based compensation expense of $6.6 million, $11.7 million and $9.1 million, and related income tax benefits of $2.7 million, $4.5 million and $3.3 million, respectively, for the years ended November 27, 2011, November 28, 2010, and November 29, 2009. As of November 27, 2011, there was $11.1 million of total unrecognized compensation cost related to nonvested awards, which cost is expected to be recognized on a straight-line basis over a weighted-average period of 2.9 years. Total unrecognized compensation cost related to nonvested awards includes the net estimated expense for awards to be granted in February 2012 under the employment agreement with the Company’s chief executive officer, for which the first cliff vesting period will be on September 1, 2012. No stock-based compensation cost has been capitalized in the accompanying consolidated financial statements.

2006 Equity Incentive Plan

Under the Company’s 2006 Equity Incentive Plan (“EIP”), a variety of stock awards, including stock options, restricted stock, restricted stock units (“RSUs”), and stock appreciation rights (“SARs”) may be granted. The EIP also provides for the grant of performance awards in the form of cash or equity. The aggregate number of shares of common stock authorized for issuance under the EIP is 700,000 shares. At November 27, 2011, 624,217 shares remained available for issuance.

Under the EIP, stock awards have a maximum contractual term of ten years and generally must have an exercise price at least equal to the fair market value of the Company’s common stock on the date the award is granted. The Company’s common stock is not listed on any stock exchange. Accordingly, as provided by the EIP, the stock’s fair market value is determined by the Board based upon a valuation performed by Evercore. Awards vest according to terms determined at the time of grant. Unvested stock awards are subject to forfeiture upon termination of employment prior to vesting, but are subject in some cases to early vesting upon specified events, including certain corporate transactions as defined in the EIP or as otherwise determined by the Board in its discretion. Some stock awards are payable in either shares of the Company’s common stock or cash at the discretion of the Board as determined at the time of grant.

Upon the exercise of a SAR, the participant will receive a share of common stock in an amount equal to the product of (i) the excess of the per share fair market value of the Company’s common stock on the date of exercise over the exercise price, multiplied by (ii) the number of shares of common stock with respect to which the SAR is exercised.

Only non-employee members of the Company’s board of directors have received RSUs. Each recipient’s initial grant of RSUs is converted to a share of common stock six months after discontinuation of service with the Company for each fully vested RSU held at that date. Subsequent grants of RSUs provide recipients with the opportunity to make deferral elections regarding when the Company’s common stock are to be delivered in settlement of vested RSUs. If the recipient does not elect to defer the receipt of common stock, then the RSUs are immediately converted to common stock upon vesting. The RSUs additionally have “dividend equivalent rights,” of which dividends paid by the Company on its common stock are credited by the equivalent addition of RSUs.

Shares of common stock will be issued from the Company’s authorized but unissued shares and are subject to the Stockholders Agreement that govern all shares.

Put rights.    Prior to an initial public offering (“IPO”) of the Company’s common stock, a participant (or estate or other beneficiary of a deceased participant) may require the Company to repurchase shares of the common stock held by the participant at then-current fair market value (a “put right”). Put rights may be exercised only with respect to shares of the Company’s common stock that have been held by a participant for at least six months following their issuance date, thus exposing the holder to the risk and rewards of ownership for a reasonable period of time. Accordingly, the SARs and RSUs are classified as equity awards, and are reported in “Stockholders’ deficit” in the accompanying consolidated balance sheets.

Call rights.    Prior to an IPO, the Company also has the right to repurchase shares of its common stock held by a participant (or estate or other beneficiary of a deceased participant, or other permitted transferee) at then-current fair market value (a “call right”). Call rights apply to an award as well as any shares of common stock acquired pursuant to the award. If the award or common stock is transferred to another person, that person is subject to the call right. As with the put rights, call rights may be exercised only with respect to shares of common stock that have been held by a participant for at least six months following their issuance date.

Temporary equity.    Equity-classified awards that may be settled in cash at the option of the holder are presented on the balance sheet outside permanent equity. Accordingly, “Temporary equity” on the face of the accompanying consolidated balance sheets includes the portion of the intrinsic value of these awards relating to the elapsed service period since the grant date as well as the fair value of common stock issued pursuant to the EIP.

SARs.    The Company grants SARs to a small group of the Company’s senior executives. SAR activity during the years ended November 27, 2011, and November 28, 2010, was as follows:

	Units	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Life (Years)
Outstanding at November 29, 2009	1,712,556	$41.73	4.7
Granted	589,092	36.50
Exercised	(6,889)	24.75
Forfeited	(133,914)	36.89
Expired	(245,825)	43.35

Outstanding at November 28, 2010	1,915,020	$40.32	4.5
Granted	599,370	43.06
Exercised	(26,381)	27.26
Forfeited	(380,332)	41.08
Expired	(86,666)	55.15

Outstanding at November 27, 2011	2,021,011	$40.52	3.9

Vested and expected to vest at November 27, 2011	1,979,703	$40.54	3.9

Exercisable at November 27, 2011	1,555,052	$41.17	3.4

The vesting terms of SARs range from two-and-a-half to four years, and have maximum contractual lives ranging from six-and-a-half to ten years.

The weighted-average grant date fair value of SARs was estimated using the Black-Scholes option valuation model. The weighted-average grant date fair values and corresponding weighted-average assumptions used in the model were as follows:

	SARs Granted
	2011	2010	2009
Weighted-average grant date fair value	$16.08	$13.10	$11.98
Weighted-average assumptions:
Expected life (in years)	4.6	4.5	4.5
Expected volatility	46.9%	48.0%	59.2%
Risk-free interest rate	2.0%	2.1%	1.9%
Expected dividend	1.2%	2.0%	0.4%

RSUs.    The Company grants RSUs to certain members of its Board of Directors. RSU activity during the years ended November 27, 2011, and November 28, 2010, was as follows:

	Units	Weighted-Average Fair Value
Outstanding at November 29, 2009	75,840	$34.63
Granted	28,032	35.34
Converted	(37,617)	31.65
Forfeited	—	—

Outstanding at November 28, 2010	66,255	$36.63
Granted	30,584	39.57
Converted	(37,331)	35.88
Forfeited	—	—

Outstanding, vested and expected to vest at November 27, 2011	59,508	$38.61

The weighted-average grant date fair value of RSUs was estimated using the Evercore stock valuation.

RSUs vest in a series of three equal installments at thirteen months, twenty-four months and thirty-six months following the date of grant. However, if the recipient’s continuous service terminates for reason other than cause after the first vesting installment, but prior to full vesting, then the remaining unvested portion of the award becomes fully vested as of the date of such termination.

Total Shareholder Return Plan

In 2008, the Company established the Total Shareholder Return Plan (“TSRP”) as a cash-settled plan under the EIP to provide long-term incentive compensation for the Company’s senior management. The TSRP provides for grants of units that vest over a three-year performance period. Upon vesting of a TSRP unit, the participant will receive a cash payout in an amount equal to the excess of the per share value of the Company’s common stock at the end of the three-year performance period over the per share value at the date of grant. The common stock values used in the determination of the TSRP grants and payouts are approved by the Board based on the Evercore stock valuation. Unvested units are subject to forfeiture upon termination of employment, but are subject in some cases to early vesting upon specified events, as defined in the agreement. The TSRP units are classified as liability instruments due to their cash settlement feature and are required to be remeasured to fair value at the end of each reporting period until settlement.

TSRP activity during the years ended November 27, 2011, and November 28, 2010, was as follows:

	Units	Weighted-Average Exercise Price	Weighted-Average Fair Value At Period End
Outstanding at November 29, 2009	908,075	$32.52	$8.56
Granted	473,275	36.40
Exercised	—	—
Forfeited	(139,925)	33.39

Outstanding at November 28, 2010	1,241,425	$33.91	$13.20

Granted	431,925	42.65
Exercised	—	—
Forfeited	(255,750)	32.37
Expired	(248,850)	49.80

Outstanding at November 27, 2011	1,168,750	$34.09	$6.59

Vested and expected to vest at November 27, 2011	1,029,758	$33.22	$6.73

Exercisable at November 27, 2011	436,875	$24.84	$8.40

The weighted-average fair value of TSRPs at November 27, 2011, and November 28, 2010, was estimated using the Black-Scholes option valuation model. The weighted-average assumptions used in the model were as follows:

	TSRPs Outstanding at
	November 27, 2011	November 28, 2010
Weighted-average assumptions:
Expected life (in years)	1.1	1.2
Expected volatility	46.9%	46.2%
Risk-free interest rate	0.1%	0.3%
Expected dividend	1.2%	2.0%

Long-term Employee Related Benefits	12 Months Ended
Nov. 27, 2011
Disclosure of Long-Term Employee Related Benefits [Abstract]
LONG-TERM EMPLOYEE RELATED BENEFITS

NOTE 12:    LONG-TERM EMPLOYEE RELATED BENEFITS

The liability for long-term employee related benefits was comprised of the following:

	November 27, 2011	November 28, 2010
	(Dollars in thousands)
Workers’ compensation	$17,394	$18,073
Deferred compensation	53,064	60,418
Non-current portion of liabilities for long-term and stock-based incentive plans	5,062	24,273

Total	$75,520	$102,764

Workers’ Compensation

The Company maintains a workers’ compensation program in the U.S. that provides for statutory benefits arising from work-related employee injuries. As of November 27, 2011, and November 28, 2010, the current portions of workers’ compensation liabilities were $2.3 million and $2.7 million, respectively, and were included in “Accrued salaries, wages and employee benefits” on the Company’s consolidated balance sheets.

Deferred Compensation

Deferred compensation plan for executives and outside directors, established January 1, 2003.     The Company has a non-qualified deferred compensation plan for executives and outside directors that was established on January 1, 2003 and amended thereafter. The deferred compensation plan obligations are payable in cash upon retirement, termination of employment and/or certain other times in a lump-sum distribution or in installments, as elected by the participant in accordance with the plan. As of November 27, 2011, and November 28, 2010, these plan liabilities totaled $21.1 million and $18.8 million, respectively, of which $6.3 million and $1.1 million was included in “Accrued salaries, wages and employee benefits” as of November 27, 2011, and November 28, 2010, respectively. The Company held funds of approximately $18.1 million and $18.3 million in an irrevocable grantor’s rabbi trust as of November 27, 2011, and November 28, 2010, respectively, related to this plan. Rabbi trust assets are included in “Other current assets” or “Other non-current assets” on the Company’s consolidated balance sheets.

Deferred compensation plan for executives, prior to January 1, 2003.     The Company also maintains a non-qualified deferred compensation plan for certain management employees relating to compensation deferrals for the period prior to January 1, 2003. The rabbi trust is not a feature of this plan. As of November 27, 2011, and November 28, 2010, liabilities for this plan totaled $43.1 million and $48.9 million, respectively, of which $4.9 million and $6.2 million, respectively, was included in “Accrued salaries, wages and employee benefits” on the Company’s consolidated balance sheets.

Interest earned by the participants in deferred compensation plans was $0.7 million, $5.6 million and $10.1 million for the years ended November 27, 2011, November 28, 2010, and November 29, 2009, respectively. The charges were included in “Interest expense” in the Company’s consolidated statements of income.

Commitments and Contingencies	3 Months Ended	12 Months Ended
	Feb. 26, 2012	Nov. 27, 2011
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 6:    COMMITMENTS AND CONTINGENCIES

Forward Foreign Exchange Contracts

The Company uses over-the-counter derivative instruments to manage its exposure to foreign currencies. The Company is exposed to credit loss in the event of nonperformance by the counterparties to the forward foreign exchange contracts. However, the Company believes that its exposures are appropriately diversified across counterparties and that these counterparties are creditworthy financial institutions. Please see Note 3 for additional information.

Other Contingencies

Litigation.    There have been no material developments with respect to the information previously reported in the Company’s 2011 Annual Report on Form 10-K related to legal proceedings.

In the ordinary course of business, the Company has various pending cases involving contractual matters, facility- and employee-related matters, distribution questions, product liability claims, trademark infringement and other matters. The Company does not believe any of these pending legal proceedings will have a material impact on its financial condition, results of operations or cash flows.

NOTE 13:     COMMITMENTS AND CONTINGENCIES

Operating Lease Commitments

The Company is obligated under operating leases for manufacturing, finishing and distribution facilities, office space, retail stores and equipment. At November 27, 2011, obligations for future minimum payments under operating leases were as follows:

(Dollars in thousands)
2012	$148,864
2013	117,007
2014	90,555
2015	75,208
2016	64,229
Thereafter	194,383

Total future minimum lease payments	$690,246

In general, leases relating to real estate include renewal options of up to approximately 27 years, except for the San Francisco headquarters office lease, which contains multiple renewal options of up to 57 years. Some leases contain escalation clauses relating to increases in operating costs. Rental expense for the years ended November 27, 2011, November 28, 2010, and November 29, 2009, was $174.6 million, $161.2 million and $151.8 million, respectively.

Foreign Exchange Contracts

The Company uses over-the-counter derivative instruments to manage its exposure to foreign currencies. The Company is exposed to credit loss in the event of nonperformance by the counterparties to the forward foreign exchange contracts. However, the Company believes that its exposures are appropriately diversified across counterparties and that these counterparties are creditworthy financial institutions. Please see Note 5 for additional information.

Other Contingencies

Other litigation.    In the ordinary course of business, the Company has various pending cases involving contractual matters, facility- and employee-related matters, distribution questions, product liability claims, trademark infringement and other matters. The Company does not believe there are any of these pending legal proceedings that will have a material impact on its financial condition, results of operations or cash flows.

Dividend Payment	12 Months Ended
Nov. 27, 2011
Dividend Payment/Comprehensive Income (Loss) [Abstract]
DIVIDEND PAYMENT

NOTE 14:    DIVIDEND PAYMENT

The Company paid cash dividends of $20 million in the first quarter of 2011 and in the second quarters of 2010 and 2009. The Company does not have an established annual dividend policy. The Company will continue to review its ability to pay cash dividends at least annually, and dividends may be declared at the discretion of the Company’s Board of Directors depending upon, among other factors, the income tax impact to the dividend recipients, the Company’s financial condition and compliance with the terms of the Company’s debt agreements. In 2010 and 2009, the payments resulted in a decrease to “Additional paid-in capital” as the Company was in an accumulated deficit position when the dividend was paid.

Comprehensive Income (Loss)	3 Months Ended	12 Months Ended
	Feb. 26, 2012	Nov. 27, 2011
Dividend Payment/Comprehensive Income (Loss) [Abstract]
ACCUMULATED OTHER COMPREHENSIVE LOSS

NOTE 7:    COMPREHENSIVE INCOME (LOSS)

The following is a summary of the components of total comprehensive income (loss), net of related income taxes:

	Three Months Ended
	February 26, 2012	February 27, 2011
	(Dollars in thousands)
Net income	$49,297	$39,168

Other comprehensive income (loss):
Pension and postretirement benefits	296	515
Net investment hedge gains (losses)	525	(8,890)
Foreign currency translation gains	7,424	8,527
Unrealized gain on marketable securities	1,268	574

Total other comprehensive income	9,513	726

Comprehensive income	58,810	39,894
Comprehensive loss attributable to noncontrolling interest	(254)	(1,291)

Comprehensive income attributable to Levi Strauss & Co.	$59,064	$41,185

The following is a summary of the components of “Accumulated other comprehensive loss,” net of related income taxes:

	February 26, 2012	November 27, 2011
	(Dollars in thousands)
Pension and postretirement benefits	$(255,388)	$(255,684)
Net investment hedge losses	(28,168)	(28,693)
Foreign currency translation losses	(42,785)	(50,209)
Unrealized gain (loss) on marketable securities	721	(547)

Accumulated other comprehensive loss	(325,620)	(335,133)
Accumulated other comprehensive income attributable to noncontrolling interest	10,536	10,869

Accumulated other comprehensive loss attributable to Levi Strauss & Co.	$(336,156)	$(346,002)

NOTE 15:    ACCUMULATED OTHER COMPREHENSIVE LOSS

Accumulated other comprehensive income (loss) is summarized below:

	Levi Strauss & Co.
		Translation Adjustments		Unrealized Gain (Loss) on Marketable Securities
	Pension and Postretirement Benefits(1)	Net Investment Hedges	Foreign Currency Translation		Total	Noncontrolling Interest	Totals
	(Dollars in thousands)
Accumulated other comprehensive income (loss) at November 30, 2008	$(68,161)	$(12,297)	$(43,476)	$(3,981)	$(127,915)	$8,051	$(119,864)

Gross changes	(178,577)	(59,429)	21,550	3,178	(213,278)	1,894	(211,384)
Tax	69,858	22,409	331	(1,272)	91,326	—	91,326

Other comprehensive income (loss), net of tax	(108,719)	(37,020)	21,881	1,906	(121,952)	1,894	(120,058)

Accumulated other comprehensive income (loss) at November 29, 2009	(176,880)	(49,317)	(21,595)	(2,075)	(249,867)	9,945	(239,922)

Gross changes	(34,625)	37,143	(20,833)	3,615	(14,700)	130	(14,570)
Tax	12,698	(14,215)	(4,701)	(1,383)	(7,601)	—	(7,601)

Other comprehensive income (loss), net of tax	(21,927)	22,928	(25,534)	2,232	(22,301)	130	(22,171)

Accumulated other comprehensive income (loss) at November 28, 2010	(198,807)	(26,389)	(47,129)	157	(272,168)	10,075	(262,093)

Gross changes	(92,480)	(3,758)	(10,881)	(1,149)	(108,268)	794	(107,474)
Tax	35,603	1,454	(3,068)	445	34,434	—	34,434

Other comprehensive income (loss), net of tax	(56,877)	(2,304)	(13,949)	(704)	(73,834)	794	(73,040)

Accumulated other comprehensive income (loss) at November 27, 2011	$(255,684)	$(28,693)	$(61,078)	$(547)	$(346,002)	$10,869	$(335,133)

(1)	Pension and postretirement benefit amounts primarily resulted from the actuarial losses recorded in conjunction with the year-end remeasurements of pension obligations, and were principally due to a decline in discount rates caused by changes in the financial markets, including a decrease in corporate bond yield indices.

Other Income (Expense), Net	3 Months Ended	12 Months Ended
	Feb. 26, 2012	Nov. 27, 2011
Other Income (Expense), Net [Abstract]
OTHER INCOME (EXPENSE), NET

NOTE 8:    OTHER INCOME (EXPENSE), NET

The following table summarizes significant components of “Other income (expense), net”:

	Three Months Ended
	February 26, 2012	February 27, 2011
	(Dollars in thousands)
Foreign exchange management losses (1)	$(15,252)	$(8,096)
Foreign currency transaction gains (2)	15,441	942
Interest income	347	415
Other	636	780

Total other income (expense), net	$1,172	$(5,959)

(1)	Losses on forward foreign exchange contracts primarily resulted from unfavorable currency fluctuations relative to negotiated contract rates.

(2)	Foreign currency transaction gains in 2012 were primarily due to the appreciation of various foreign currencies against the U.S. Dollar.

NOTE 16:     OTHER INCOME (EXPENSE), NET

The following table summarizes significant components of “Other income (expense), net”:

	Year Ended
	November 27, 2011	November 28, 2010	November 29, 2009
	(Dollars in Thousands)
Foreign exchange management gains (losses) (1)	$15,310	$(6,179)	$(69,554)
Foreign currency transaction (losses) gains (2)	(20,251)	9,940	25,651
Interest income	1,618	2,232	2,537
Other	2,048	654	1,921

Total other income (expense), net	$(1,275)	$6,647	$(39,445)

(1)	Foreign exchange management gains and losses reflect the impact of foreign currency fluctuation on the Company’s forward foreign exchange contracts. Gains in 2011 primarily resulted from favorable currency fluctuations in the fourth quarter, relative to negotiated contract rates, including the appreciation of the U.S. Dollar against various foreign currencies. Losses in 2010 were primarily due to the weakening of the U.S. Dollar against the Australian Dollar and the Swedish Krona relative to the contracted rates.

(2)	Foreign currency transaction gains and losses reflect the impact of foreign currency fluctuation on the Company’s foreign currency denominated balances. Losses in 2011 were primarily due to the depreciation of the U.S. Dollar, the Turkish Lira and the Polish Zloty against various foreign currencies. Gains in 2010 were primarily due to the appreciation of British Pound Sterling against the Euro during the year, and the appreciation of the U.S. Dollar against the Japanese Yen in the first half of the year.

Income Taxes	3 Months Ended	12 Months Ended
	Feb. 26, 2012	Nov. 27, 2011
Income Taxes [Abstract]
INCOME TAXES

NOTE 9:    INCOME TAXES

The effective income tax rate was 32.3% for the three months ended February 26, 2012, compared to 32.5% for the same period ended February 27, 2011. Income tax expense was $23.5 million for the three months ended February 26, 2012, compared to the $18.9 million for the same period ended February 27, 2011. The increase in income tax expense was primarily attributed to higher income before income taxes.

As of February 26, 2012, the Company’s total gross amount of unrecognized tax benefits was $145.7 million, of which $90.2 million would impact the effective tax rate, if recognized. As of November 27, 2011, the Company’s total gross amount of unrecognized tax benefits was $143.4 million, of which $87.9 million would have impacted the effective tax rate, if recognized.

NOTE 17:    INCOME TAXES

The Company’s income tax expense was $67.7 million, $86.2 million and $39.2 million for the years 2011, 2010 and 2009, respectively. The decrease in income tax expense for 2011 as compared to 2010 was primarily caused by the decrease in income before income taxes, an increase in the proportion of the Company’s 2011 earnings in foreign jurisdictions where the Company is subject to lower tax rates, as well as an unfavorable net impact of income tax charges recognized in 2010. In 2010, the Company recognized a $27.5 million tax charge for the valuation allowance to fully offset the amount of deferred tax assets in Japan and a $14.5 million tax charge for a reduction in deferred tax assets as a result of the enactment of the Patient Protection and Affordable Care Act (Health Care Act). These charges in 2010 were partially offset by a $34.2 million tax benefit arising from plans to repatriate the prior undistributed earnings of foreign subsidiaries.

The 2010 increase in income tax expense as compared to 2009 was primarily driven by the $42.0 million income tax charges recognized in 2010 relating to a valuation allowance in Japan and the enactment of the Health Care Act, as described above, as well as the increase in income before income taxes.

The U.S. and foreign components of income before income taxes were as follows:

	Year Ended
	November 27, 2011	November 28, 2010	November 29, 2009
	(Dollars in thousands)
Domestic	$114,236	$165,489	$45,992
Foreign	88,591	70,109	143,933

Total income before income taxes	$202,827	$235,598	$189,925

Income tax expense (benefit) consisted of the following:

	Year Ended
	November 27,	November 28,	November 29,
	2011	2010	2009
	(Dollars in thousands)
U.S. Federal
Current	$19,992	$12,259	$17,949
Deferred	40,435	24,507	(11,866)

	60,427	36,766	6,083

U.S. State
Current	(10)	2,854	5,361
Deferred	(617)	2,454	5,077

	(627)	5,308	10,438

Foreign
Current	31,580	39,926	21,031
Deferred	(23,665)	4,152	1,661

	7,915	44,078	22,692

Consolidated
Current	51,562	55,039	44,341
Deferred	16,153	31,113	(5,128)

Total income tax expense	$67,715	$86,152	$39,213

The Company’s effective tax rate was 33.4%, 36.6% and 20.6% for 2011, 2010 and 2009, respectively. The Company’s income tax expense differed from the amount computed by applying the U.S. federal statutory income tax rate of 35% to income before income taxes as follows:

	Year Ended
	November 27, 2011		November 28, 2010		November 29, 2009
	(Dollars in thousands)
Income tax expense at U.S. federal statutory rate	$70,990	35.0%	$82,459	35.0%	$66,474	35.0%
State income taxes, net of U.S. federal impact	1,535	0.8%	1,894	0.8%	6,976	3.7%
Change in Health Care Act legislation	—	—	14,481	6.2%	—	—
Change in valuation allowance	(2,421)	(1.2)%	28,278	12.0%	4,090	2.2%
Impact of foreign operations	(2,148)	(1.1)%	(40,668)	(17.3)%	(38,703)	(20.4)%
Reassessment of tax liabilities due to change in estimate	(51)	—	162	0.1%	(917)	(0.5)%
Other, including non-deductible expenses	(190)	(0.1)%	(454)	(0.2)%	1,293	0.6%

Total	$67,715	33.4%	$86,152	36.6%	$39,213	20.6%

Change in Health Care Act legislation.    In 2010, the $14.5 million tax charge was caused by the reduction in the related deferred tax assets resulting from the enactment of the Health Care Act. The tax treatment of Medicare Part D subsidies changed during the second quarter of 2010 as a result of the Health Care Act. The Health Care Act includes a provision eliminating, beginning in the Company’s tax year 2014, the tax deductibility of the costs of providing Medicare Part D-equivalent prescription drug benefits to retirees to the extent of the Federal subsidy received. Accordingly, the Company recorded a non-recurring, non-cash tax charge to recognize the reduction in the related deferred tax assets in the period the legislation was enacted.

Change in valuation allowance.    This item relates to changes in the Company’s expectations regarding its ability to realize certain deferred tax assets. In 2011, the $2.4 million net release was primarily driven by a valuation allowance reversal relating to state net operating loss carryforwards and foreign deferred tax assets in certain foreign jurisdictions.

The following table details the changes in valuation allowance during the year ended November 27, 2011:

	Valuation Allowance at November 28, 2010	Changes in Related Gross Deferred Tax Asset	Release	Valuation Allowance at November 27, 2011
	(Dollars in thousands)
U.S. state net operating loss carryforwards	$2,079	$(835)	$(1,244)	$—
Foreign net operating loss carryforwards and other foreign deferred tax assets	94,947	4,966	(1,177)	98,736

	$97,026	$4,131	$(2,421)	$98,736

In 2010, the $28.3 million charge primarily relates to the recognition of a valuation allowance to fully offset the net deferred tax assets in certain foreign jurisdictions, mostly pertaining to the Company’s subsidiary in Japan. Due primarily to the recent negative financial performance of its subsidiary in Japan, the Company recorded a non-recurring, non-cash tax expense of $14.2 million during the second quarter of 2010 to recognize a valuation allowance to fully offset the amount of the subsidiary’s deferred tax assets existing as of the beginning of the year, as the Company determined it is more likely than not these assets will not be realized. Additionally, the Company was not able to benefit current year losses in Japan during 2010, which further increased the valuation allowance by $13.3 million.

Impact of foreign operations.    The $2.1 million benefit in 2011 is primarily due to the taxation of foreign profits in jurisdictions with tax rates lower than the U.S. statutory rate of 35%, net of the additional U.S. income tax imposed upon distributions of foreign earnings in 2011.

The $40.7 million benefit in 2010 was primarily driven by a $34.2 million tax benefit arising from the Company’s implementation of specific plans during the fourth quarter of 2010 to repatriate the prior undistributed earnings of certain foreign subsidiaries during 2011. As a result of the planned distribution, as of November 28, 2010, the Company recognized a deferred tax asset and a corresponding tax benefit of $34.2 million, for the foreign tax credits in excess of the associated U.S. federal income tax liability that are expected to become available upon the planned distribution. This distribution was completed during 2011.

The $38.7 million benefit in 2009 was primarily driven by a $33.2 million tax benefit arising from the Company’s implementation of specific plans during the fourth quarter of 2009 to repatriate the prior undistributed earnings of certain foreign subsidiaries during 2010. As a result of the planned distribution, as of November 29, 2009, the Company recognized a deferred tax asset and a corresponding tax benefit of $33.2 million, for the foreign tax credits in excess of the associated U.S. federal income tax liability that were expected to become available upon the planned distribution. This distribution was completed during 2010.

Deferred Tax Assets and Liabilities

The Company’s deferred tax assets and deferred tax liabilities were as follows:

	November 27, 2011	November 28, 2010
	(Dollars in thousands)
Basis differences in foreign subsidiaries	$—	$34,203
Foreign tax credit carryforwards	247,003	195,032
State net operating loss carryforwards	14,861	13,555
Foreign net operating loss carryforwards	126,365	100,796
Employee compensation and benefit plans	274,534	264,828
Prepaid royalties	—	44,050
Restructuring and special charges	18,703	12,755
Sales returns and allowances	35,429	34,656
Inventory	10,240	8,249
Property, plant and equipment	16,037	16,189
Unrealized gains/losses on investments	19,385	18,125
Other	48,884	51,533

Total gross deferred tax assets	811,441	793,971
Less: Valuation allowance	(98,736)	(97,026)

Total net deferred tax assets	$712,705	$696,945

Current
Deferred tax assets	$108,726	$148,698
Valuation allowance	(9,182)	(10,806)

Total current deferred tax assets	$99,544	$137,892

Long-term
Deferred tax assets	$702,715	$645,273
Valuation allowance	(89,554)	(86,220)

Total long-term deferred tax assets	$613,161	$559,053

Basis differences in foreign subsidiaries.    The Company recognizes deferred taxes with respect to basis differences in its investments in foreign subsidiaries that are expected to reverse in the foreseeable future and which exist primarily due to undistributed foreign earnings. In 2011, no deferred tax asset is recognized for this item. In 2010, as further described above, the Company recognized a $34.2 million deferred tax asset relating to the planned repatriation of prior undistributed earnings of certain foreign subsidiaries which occurred during 2011.

Foreign tax credit carryforwards.    As of November 27, 2011, the Company had a gross deferred tax asset for foreign tax credit carryforwards of $247.0 million. This asset increased from $195.0 million in the prior year period primarily due to foreign tax credits in excess of the associated U.S. federal income tax liability arising from the repatriation of foreign earnings, net of the amount of the anticipated utilization in the 2011 federal income tax return. The foreign tax credit carryforward of $247.0 million existing at November 27, 2011, is subject to expiration from 2012 to 2021, if not utilized.

State net operating loss carryforwards.    As of November 27, 2011, the Company had a gross deferred tax asset of $14.9 million for state net operating loss carryforwards of approximately $299.4 million. These loss carryforwards are subject to expiration from 2012 to 2031, if not utilized.

Foreign net operating loss carryforwards.     As of November 27, 2011, cumulative foreign operating losses of $422.9 million generated by the Company are available to reduce future taxable income. Approximately $239.8 million of these operating losses expire between the years 2012 and 2027. The remaining $183.1 million are available as indefinite carryforwards under applicable tax law. The gross deferred tax asset for the cumulative foreign operating losses of $126.4 million is partially offset by a valuation allowance of $89.6 million to reduce this gross asset to the amount that will more likely than not be realized.

Uncertain Income Tax Positions

As of November 27, 2011, the Company’s total amount of unrecognized tax benefits was $143.4 million, of which $87.9 million would impact the Company’s effective tax rate, if recognized. As of November 28, 2010, the Company’s total gross amount of unrecognized tax benefits was $150.7 million, of which $87.2 million would impact the Company’s effective tax rate, if recognized. The reduction in gross unrecognized tax benefits was primarily due to the change in recognition of the benefit associated with certain tax positions, primarily in foreign jurisdictions, as a result of the expiration of applicable statute of limitations.

The following table reflects the changes to the Company’s unrecognized tax benefits for the year ended November 27, 2011, and November 28, 2010:

(Dollars in thousands)
Gross unrecognized tax benefits as of November 29, 2009	$160,538
Increases related to current year tax positions	5,305
Increases related to tax positions from prior years	1,115
Decreases related to tax positions from prior years	(3,465)
Settlement with tax authorities	(566)
Lapses of statutes of limitation	(11,093)
Other, including foreign currency translation	(1,132)

Gross unrecognized tax benefits as of November 28, 2010	150,702
Increases related to current year tax positions	4,309
Increases related to tax positions from prior years	307
Decreases related to tax positions from prior years	(2,357)
Settlement with tax authorities	(1,676)
Lapses of statutes of limitation	(6,226)
Other, including foreign currency translation	(1,662)

Gross unrecognized tax benefits as of November 27, 2011	$143,397

The Company believes that it is reasonably possible that unrecognized tax benefits could decrease within the next twelve months by as much as $97.9 million, of which as much as $69.1 million would impact the Company’s effective tax rate, due primarily to the potential resolution of a refund claim with the State of California. However, at this point it is not possible to estimate whether the Company will realize any significant income tax benefit upon the resolution of this claim.

As of November 27, 2011, and November 28, 2010, accrued interest and penalties primarily relating to non-U.S. jurisdictions were $16.5 million and $16.6 million, respectively.

The Company’s income tax returns are subject to examination in the U.S. federal and state jurisdictions and numerous foreign jurisdictions. The IRS examination of the Company’s 2003-2008 U.S. federal income tax returns was still in progress as of November 27, 2011. The following table summarizes the tax years that are either currently under audit or remain open and subject to examination by the tax authorities in the major jurisdictions in which the Company operates:

Jurisdiction	Open Tax Years
U.S. federal	2003-2011
California	1986-2011
Belgium	2008-2011
United Kingdom	2010-2011
Spain	2007-2011
Mexico	2005-2011
Canada	2004-2011
Hong Kong	2005-2011
Italy	2005-2011
France	2008-2011
Turkey	2007-2011

Related Parties	3 Months Ended	12 Months Ended
	Feb. 26, 2012	Nov. 27, 2011
Related Parties [Abstract]
RELATED PARTIES

NOTE 10:    RELATED PARTIES

Robert D. Haas, a director and Chairman Emeritus of the Company, is the President of the Levi Strauss Foundation, which is not a consolidated entity of the Company. The Company donated $0.3 million to the Levi Strauss Foundation in each of the three-month periods ended February 26, 2012, and February 27, 2011.

NOTE 18:     RELATED PARTIES

Directors

Robert D. Haas, a director and Chairman Emeritus of the Company, is the President of the Levi Strauss Foundation, which is not a consolidated entity of the Company. During 2011, 2010 and 2009, the Company donated $1.6 million, $3.1 million and $5.5 million, respectively, to the Levi Strauss Foundation.

Stephen C. Neal, a director and, effective September 1, 2011, Chairman of the Board of Directors, is Chairman of the law firm Cooley LLP. In 2010 and 2009, the Company paid fees to Cooley LLP of approximately $0.2 million and $0.6 million, respectively.

Business Segment Information	3 Months Ended	12 Months Ended
	Feb. 26, 2012	Nov. 27, 2011
Business Segment Information [Abstract]
BUSINESS SEGMENT INFORMATION

NOTE 11:    BUSINESS SEGMENT INFORMATION

The Company manages its business according to three regional segments, the Americas, Europe and Asia Pacific. The Company considers its chief executive officer to be the Company’s chief operating decision maker. The Company’s management, including the chief operating decision maker, manages business operations, evaluates performance and allocates resources based on the regional segments’ net revenues and operating income. On February 16, 2012, the Company announced organizational changes appointing Anne Rohosy to lead the Company’s commercial operations for the Americas and Europe, and formalizing Aaron Boey’s leadership of commercial operations for Asia Pacific. Both Ms. Rohosy and Mr. Boey report directly to the Company’s chief operating decision maker.

Business segment information for the Company is as follows:

	Three Months Ended
	February 26, 2012	February 27, 2011
	(Dollars in thousands)
Net revenues:
Americas	$647,294	$592,186
Europe	289,452	311,604
Asia Pacific	228,215	216,903

Total net revenues	$1,164,961	$1,120,693

Operating income:
Americas	$79,636	$75,033
Europe	52,073	71,291
Asia Pacific	41,160	37,363

Regional operating income	172,869	183,687
Corporate expenses	62,658	84,813

Total operating income	110,211	98,874
Interest expense	(38,573)	(34,866)
Other income (expense), net	1,172	(5,959)

Income before income taxes	$72,810	$58,049

NOTE 19:     BUSINESS SEGMENT INFORMATION

The Company manages its business according to three regional segments, the Americas, Europe and Asia Pacific. The Company considers its chief executive officer to be the Company’s chief operating decision maker. The Company’s management, including the chief operating decision maker, manages business operations, evaluates performance and allocates resources based on the regional segments’ net revenues and operating income. The Company reports net trade receivables and inventories by segment as that information is used by the chief operating decision maker in assessing segment performance. The Company does not report its other assets by segment as that information is not used by the chief operating decision maker in assessing segment performance.

In each of 2010 and 2011, accountability for information technology, human resources, advertising and promotion, and marketing staff costs of a global nature, that in prior years had been captured in the Company’s geographic regions, was centralized under corporate management. Subsequent to these changes, these costs were classified as corporate expenses. These costs were not significant to any of the Company’s regional segments individually in any of the periods presented herein, and accordingly business segment information for prior years has not been revised.

Business segment information for the Company was as follows:

	Year Ended
	November 27, 2011	November 28, 2010	November 29, 2009
	(Dollars in thousands)
Net revenues:
Americas	$2,715,925	$2,549,086	$2,357,662
Europe	1,174,138	1,105,264	1,042,131
Asia Pacific	871,503	756,299	705,973

Total net revenues	$4,761,566	$4,410,649	$4,105,766

Operating income:
Americas	$393,906	$402,530	$346,329
Europe	182,306	163,475	154,839
Asia Pacific	108,065	86,274	90,967

Regional operating income	684,277	652,279	592,135
Corporate expenses	347,884	270,918	214,047

Total operating income	336,393	381,361	378,088
Interest expense	(132,043)	(135,823)	(148,718)
Loss on early extinguishment of debt	(248)	(16,587)	—
Other income (expense), net	(1,275)	6,647	(39,445)

Income before income taxes	$202,827	$235,598	$189,925

	Year Ended
	November 27, 2011	November 28, 2010	November 29, 2009
	(Dollars in thousands)
Depreciation and amortization expense:
Americas	$53,804	$51,050	$44,492
Europe	23,803	25,485	21,599
Asia Pacific	12,878	11,798	11,238
Corporate	27,308	16,563	7,274

Total depreciation and amortization expense	$117,793	$104,896	$84,603

	November 27, 2011
	Americas	Europe	Asia Pacific	Unallocated	Consolidated Total
	(Dollars in thousands)
Assets:
Trade receivables, net	$404,401	$164,077	$66,779	$19,646	$654,903
Inventories	332,955	141,764	130,953	5,730	611,402
All other assets	—	—	—	2,013,250	2,013,250

Total assets					$3,279,555

	November 28, 2010
	Americas	Europe	Asia Pacific	Unallocated	Consolidated Total
	(Dollars in thousands)
Assets:
Trade receivables, net	$360,027	$105,189	$69,762	$18,407	$553,385
Inventories	313,920	158,139	104,630	3,214	579,903
All other assets	—	—	—	2,001,961	2,001,961

Total assets					$3,135,249

Geographic information for the Company was as follows:

	Year Ended
	November 27, 2011	November 28, 2010	November 29, 2009
	(Dollars in thousands)
Net revenues:
United States	$2,380,096	$2,248,340	$2,107,055
Foreign countries	2,381,470	2,162,309	1,998,711

Total net revenues	$4,761,566	$4,410,649	$4,105,766

	Year Ended
	November 27, 2011	November 28, 2010	November 29, 2009
	(Dollars in thousands)
Deferred tax assets:
United States	$643,767	$646,050	$677,245
Foreign countries	68,938	50,895	59,789

Total deferred tax assets	$712,705	$696,945	$737,034

	Year Ended
	November 27, 2011	November 28, 2010	November 29, 2009
	(Dollars in thousands)
Long-lived assets:
United States	$365,907	$337,592	$270,344
Foreign countries	152,874	169,557	181,023

Total long-lived assets	$518,781	$507,149	$451,367

Quarterly Financial Data (Unaudited)	12 Months Ended
Nov. 27, 2011
Quarterly Financial Data [Abstract]
Quarterly Financial Information [Text Block]

NOTE 20:    QUARTERLY FINANCIAL DATA (UNAUDITED)

Set forth below are the consolidated statements of operations for the first, second, third and fourth quarters of 2011 and 2010.

Year Ended November 27, 2011	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars in thousands)
Net sales	$1,099,885	$1,074,400	$1,183,890	$1,316,251
Licensing revenue	20,808	18,522	20,127	27,683

Net revenues	1,120,693	1,092,922	1,204,017	1,343,934
Cost of goods sold	562,726	552,226	634,573	719,802

Gross profit	557,967	540,696	569,444	624,132
Selling, general and administrative expenses	459,093	475,720	488,545	532,488

Operating income	98,874	64,976	80,899	91,644
Interest expense	(34,866)	(33,515)	(30,208)	(33,454)
Loss on early extinguishment of debt	—	—	—	(248)
Other income (expense), net	(5,959)	(1,006)	(5,779)	11,469

Income before taxes	58,049	30,455	44,912	69,411
Income tax expense	18,881	9,944	13,612	25,278

Net income	39,168	20,511	31,300	44,133
Net loss (income) attributable to noncontrolling interest	1,507	460	893	(19)

Net income attributable to Levi Strauss & Co.	$40,675	$20,971	$32,193	$44,114

Year Ended November 28, 2010	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars in thousands)
Net sales	$1,016,007	$957,959	$1,090,448	$1,261,494
Licensing revenue	19,199	18,570	18,557	28,415

Net revenues	1,035,206	976,529	1,109,005	1,289,909
Cost of goods sold	502,278	477,108	565,393	642,947

Gross profit	532,928	499,421	543,612	646,962
Selling, general and administrative expenses	425,677	430,199	457,309	528,377

Operating income	107,251	69,222	86,303	118,585
Interest expense	(34,173)	(34,440)	(31,734)	(35,476)
Loss on early extinguishment of debt	—	(16,587)	—	—
Other income (expense), net	12,463	6,694	(7,695)	(4,815)

Income before taxes	85,541	24,889	46,874	78,294
Income tax expense (benefit)	29,672	43,279	20,252	(7,051)

Net income (loss)	55,869	(18,390)	26,622	85,345
Net loss attributable to noncontrolling interest	485	4,009	1,556	1,007

Net income (loss) attributable to Levi Strauss & Co.	$56,354	$(14,381)	$28,178	$86,352

Schedule II	12 Months Ended
Nov. 27, 2011
Valuation and Qualifying Accounts [Abstract]
Schedule II - Valuation and Qualifying Accounts

SCHEDULE II

LEVI STRAUSS & CO. AND SUBSIDIARIES

VALUATION AND QUALIFYING ACCOUNTS

Allowance for Doubtful Accounts	Balance at Beginning of Period	Additions Charged to Expenses	Deductions(1)	Balance at End of Period
	(Dollars in thousands)
November 27, 2011	$24,617	$4,634	$6,567	$22,684

November 28, 2010	$22,523	$7,536	$5,442	$24,617

November 29, 2009	$16,886	$7,246	$1,609	$22,523

Sales Returns	Balance at Beginning of Period	Additions Charged to Net Sales	Deductions(1)	Balance at End of Period
	(Dollars in thousands)
November 27, 2011	$47,691	$139,068	$135,736	$51,023

November 28, 2010	$33,106	$133,012	$118,427	$47,691

November 29, 2009	$37,333	$115,554	$119,781	$33,106

Sales Discounts and Incentives	Balance at Beginning of Period	Additions Charged to Net Sales	Deductions(1)	Balance at End of Period
	(Dollars in thousands)
November 27, 2011	$90,560	$277,016	$265,217	$102,359

November 28, 2010	$85,627	$274,903	$269,970	$90,560

November 29, 2009	$95,793	$257,022	$267,188	$85,627

Valuation Allowance Against Deferred Tax Assets	Balance at Beginning of Period	Charges/ (Releases) to Tax Expense	(Additions) / Deductions(1)	Balance at End of Period
	(Dollars in thousands)
November 27, 2011	$97,026	$(2,421)	$(4,131)	$98,736

November 28, 2010	$72,986	$28,278	$4,238	$97,026

November 29, 2009	$58,693	$4,090	$(10,203)	$72,986

(1)	The charges to the accounts are for the purposes for which the allowances were created.